                                                                   EXHIBIT 10.34

________________________________________________________________________________


                         GESTATION FINANCING AGREEMENT

                                    between

                          NVR MORTGAGE FINANCE, INC.
                            a Virginia corporation

                                      and

                   BANC ONE INVESTMENT ADVISORS CORPORATION
                             an Ohio corporation,
        acting as agent on behalf of its customers and not individually

                                August 15, 1997

________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
ARTICLE I  GENERAL TERMS...................................................................    1
     Section 1.1    Definitions............................................................    1
     Section 1.2    Other Definitional Provisions..........................................   12

ARTICLE II  AMOUNT AND TERMS OF CREDIT.....................................................   13
     Section 2.1    Credit Facility........................................................   13
     Section 2.2    Note...................................................................   13
     Section 2.3    Manner of Requesting and Obtaining Borrowings..........................   13
     Section 2.4    Mandatory Repayments...................................................   13
     Section 2.5    Business Days..........................................................   13
     Section 2.6    Payment Procedure......................................................   14
     Section 2.7    Requirements of Law....................................................   14
     Section 2.8    Interest...............................................................   15

ARTICLE III  COLLATERAL....................................................................   15
     Section 3.1    Granting Clause........................................................   15
     Section 3.2    Borrowing Requests.....................................................   16
     Section 3.3    Power of Attorney......................................................   16
     Section 3.4    Disposition of Collateral..............................................   17
     Section 3.5    Representations and Warranties Regarding Collateral....................   18
     Section 3.6    Borrower Appointed Agent...............................................   19
     Section 3.7    Settlement Account.....................................................   19
     Section 3.8    Correction of Mortgage Notes...........................................   19
     Section 3.9    Borrowing Base Reports.................................................   20
     Section 3.10   Take-Out Commitments...................................................   20

ARTICLE IV  CONDITIONS PRECEDENT...........................................................   20
     Section 4.1    Initial Borrowing Request..............................................   20
     Section 4.2    All Borrowing Requests.................................................   21

ARTICLE V  BORROWER REPRESENTATIONS AND WARRANTIES.........................................   21
     Section 5.1    Organization and Good Standing.........................................   21
     Section 5.2    Authorization and Power................................................   21
     Section 5.3    No Conflicts or Consents...............................................   22
     Section 5.4    Enforceable Obligations................................................   22
     Section 5.5    Priority of Liens......................................................   22
     Section 5.6    No Liens...............................................................   22
     Section 5.7    Financial Condition....................................................   22
     Section 5.8    Full Disclosure........................................................   22
     Section 5.9    No Default.............................................................   23
     Section 5.10   No Litigation..........................................................   23
     Section 5.11   Taxes..................................................................   23
     Section 5.12   Principal Office, etc..................................................   23

     Section 5.13   Compliance with ERISA..................................................   23
     Section 5.14   Ownership..............................................................   24
     Section 5.15   Subsidiaries...........................................................   24
     Section 5.16   Indebtedness...........................................................   24
     Section 5.17   Permits, Patents, Trademarks, etc......................................   24
     Section 5.18   Status Under Certain Federal Statutes..................................   25
     Section 5.19   Securities Act and Securities Credit Transaction Regulations...........   25
     Section 5.20   Pollution Control......................................................   25
     Section 5.21   No Approvals Required..................................................   25
     Section 5.22   Material Agreements with Affiliates....................................   25
     Section 5.23   Taxpayer Identification................................................   25
     Section 5.24   Not an Insider.........................................................   25
     Section 5.25   Survival of Representations............................................   25

ARTICLE VI  AFFIRMATIVE COVENANTS..........................................................   26
     Section 6.1    Financial Statements and Reports.......................................   26
     Section 6.2    Taxes and Other Liens..................................................   27
     Section 6.3    Maintenance............................................................   27
     Section 6.4    Further Assurances.....................................................   27
     Section 6.5    Reimbursement of Expenses..............................................   27
     Section 6.6    Insurance..............................................................   27
     Section 6.7    Accounts and Records...................................................   28
     Section 6.8    Appraisals.............................................................   28
     Section 6.9    Right of Inspection....................................................   28
     Section 6.10   Notice of Certain Events...............................................   28
     Section 6.11   Performance of Certain Obligations.....................................   29
     Section 6.12   Use of Proceeds; Margin Stock..........................................   29
     Section 6.13   Notice of Default......................................................   29
     Section 6.14   Compliance with Loan Documents.........................................   29
     Section 6.15   Compliance with Material Agreements....................................   29
     Section 6.16   Operations and Properties..............................................   29
     Section 6.17   ERISA and Plans........................................................   29
     Section 6.18   Benefit Plan Obligations...............................................   30
     Section 6.19   Environmental Matters..................................................   30
     Section 6.20   Take-Out Commitments; Coverage.........................................   30
     Section 6.21   Maintenance of Backup Gestation Agreement..............................   31

ARTICLE VII  NEGATIVE COVENANTS............................................................   31
     Section 7.1    No Merger..............................................................   31
     Section 7.2    Limitation on Indebtedness.............................................   31
     Section 7.3    Fiscal Year, Method of Accounting......................................   31
     Section 7.4    Business...............................................................   31
     Section 7.5    Liquidations, Consolidations and Dispositions of Substantial Assets....   31
     Section 7.6    Loans, Advances and Investments........................................   32
     Section 7.7    Use of Proceeds........................................................   32
     Section 7.8    Actions with Respect to Collateral.....................................   32
     Section 7.9    Net Worth..............................................................   33

                                                                                            PAGE
                                                                                            ----
     Section 7.10   Adjusted Current Ratio.................................................   33
     Section 7.11   Liabilities to Net Worth Ratio.........................................   33
     Section 7.12   [Intentionally Omitted]................................................   33
     Section 7.13   Restrictions on Dividends and Returns of Capital.......................   33
     Section 7.14   Transactions with Affiliates...........................................   33
     Section 7.15   Liens..................................................................   33
     Section 7.16   Compliance with ERISA..................................................   33
     Section 7.17   Change of Principal Office.............................................   34
     Section 7.18   Tax Payments...........................................................   34
     Section 7.19   Tax Allocation Agreement...............................................   34
     Section 7.20   Permitted Subordinated Indebtedness....................................   34

ARTICLE VIII  EVENTS OF DEFAULT............................................................   34
     Section 8.1    Nature of Event........................................................   34
     Section 8.2    Default Remedies.......................................................   36
     Section 8.3    Exercise of Default Remedies by BOIA Customers.........................   37

ARTICLE IX  CONCERNING BOIA................................................................   37
     Section 9.1    Indemnification........................................................   37
     Section 9.2    Limitation of Liability................................................   38

ARTICLE X  MISCELLANEOUS...................................................................   38
     Section 10.1   Notices................................................................   38
     Section 10.2   Amendments, Etc........................................................   39
     Section 10.3   Invalidity.............................................................   39
     Section 10.4   Survival of Agreements.................................................   39
     Section 10.5   Renewal, Extension or Rearrangement....................................   39
     Section 10.6   Waivers................................................................   39
     Section 10.7   Cumulative Rights......................................................   40
     Section 10.8   Construction...........................................................   40
     Section 10.9   Interest...............................................................   40
     Section 10.10  Right of Offset........................................................   41
     Section 10.11  Successors and Assigns; Confidentiality................................   41
     Section 10.12  Consent to Jurisdiction................................................   41
     Section 10.13  Exhibits...............................................................   41
     Section 10.14  Titles of Articles and Sections........................................   41
     Section 10.15  Counterparts...........................................................   42
     Section 10.16  ENTIRE AGREEMENT.......................................................   42
     Section 10.17  BOIA Representation....................................................   42

                         GESTATION FINANCING AGREEMENT
                         -----------------------------

     THIS GESTATION FINANCING AGREEMENT is made and entered into as of
August 15, 1997 between NVR Mortgage Finance, Inc., a Virginia corporation (the "Borrower"), and Banc One Investment Advisors Corporation, an Ohio corporation,
 --------
acting as agent on behalf of its customers and not individually ("BOIA").
                                                                  ----

                              PRELIMINARY MATTERS
                              -------------------

     The Borrower and BOIA wish to set forth their agreement regarding the terms upon which BOIA will extend certain credit to Borrower pursuant to this Agreement.

                                   AGREEMENT
                                   ---------

     The parties hereto hereby agree as follows:

                                   ARTICLE I
                                   ---------

                                 GENERAL TERMS
                                 -------------

     Section 1.1    Definitions.  As used in this Agreement, the following terms
                    -----------
have the meanings specified:

          "Adjusted Current Ratio" is the ratio referred to in Section 7.10.
           ----------------------                              ------------

          "Advance" means an advance by BOIA pursuant to Section 2.1.
           -------                                       -----------

          "Affiliate" of any Person means any other Person which, directly or
           ---------
indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control" (and the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession or ownership, directly or indirectly, of the power either to (i) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise, or (ii) vote or direct the voting of 25% or more of the securities having ordinary power for the election of directors of such Person.

          "Affiliate Note" means that certain subordinated revolving credit note
           --------------
issued by Borrower payable on demand to the order of NVR Financial Services, Inc., dated as of the date indicated thereon, a true and correct copy of which is attached as Exhibit "M".
               -----------

          "Agency" means FNMA, FHLMC or GNMA.
           ------

          "Agency Commitment" means a binding and enforceable agreement on the
           -----------------
part of (a) FNMA or FHLMC to issue Mortgage Backed Securities in exchange for Mortgage Loans or (b) GNMA to guarantee Mortgage Backed Securities to be issued by the Borrower. Agency

Commitment includes the FNMA Guide, the FHLMC Guide or the GNMA Guide, as applicable, pursuant to which such Agency Commitment was issued.

          "Agency Forms" means forms promulgated by an Agency for use in
           ------------
connection with the delivery of Mortgage Loans and the issuance or guaranty of a Mortgage Backed Security pursuant to an Agency Commitment.

          "Agent" means Bank One, Texas in its capacity as agent for BOIA under
           -----
the Custody Agreement.

          "Agreement" means this Gestation Financing Agreement, as amended,
           ---------
modified or supplemented from time to time.

          "Allocated" has the meaning specified in Section 3.2.
           ---------                               -----------

          "Appraisal" means a written statement as to the market value of the
           ---------
property in which a Lien is granted pursuant to a Mortgage to secure a Mortgage Loan.

          "Appraisal Laws and Regulations" means laws set forth in Title XI of
           ------------------------------
the Financial Institutions, Reform, Recovery and Enforcement Act of 1989 and the Federal Deposit Insurance Corporation Improvement Act of 1991 and regulations promulgated by the OCC or any other Governmental Authority in connection therewith regarding Appraisals with respect to loans made by Persons regulated by the OCC.

          "Average Advances" for a particular Computation Period means the
           ----------------
amount equal to (a) the sum of the outstanding Advances for each day in such Computation Period divided by (b) the number of days in such Computation Period.

          "Average Borrowing Base" for a particular Computation Period means the
           ----------------------
amount equal to (a) the sum of the Borrowing Base for each day in such Computation Period divided by (b) the number of days in such Computation Period.

          "Average MBS Collateral Value" for a particular Computation Period
           ----------------------------
means the amount equal to (a) the sum of the Collateral Value attributable to Eligible Mortgage Backed Securities for each day in such Computation Period divided by (b) the number of days in such Computation Period.

          "Backup Gestation Agreement" means that certain $50,000,000 Standby
           --------------------------
Gestation Financing Agreement by and between the Borrower and Lender substantially in the form of Exhibit "E"
                             -----------

          "Bailee Letter" means bailee letter and trust receipts substantially
           -------------
in the forms of Exhibits "G-1" and "G-2" or such other forms, including any form
                ------------------------
required by an Agency and acceptable to BOIA, as to which Borrower and BOIA may agree.

          "Bank One, Texas" means Bank One, Texas, National Association.
           ---------------

          "Base Rate" for a particular Computation Period means the per annum
           ---------
rate of interest equal to the sum of (a) the Federal Funds Rate and (b) thirty one-hundredths of one percent (0.30%).

          "BOIA" has the meaning specified in the preamble of this Agreement.
           ----

          "Borrower" has the meaning specified in the preamble of this
           --------
Agreement.

          "Borrowing" means a borrowing consisting of an Advance by BOIA.
           ---------

          "Borrowing Base" as of any time of determination means the aggregate
           --------------
Collateral Value of all Eligible Mortgage Backed Securities.

          "Borrowing Base Report" means a report substantially in the form of
           ---------------------
Exhibit "N".
-----------

          "Borrowing Request" means a request, in the form of Exhibit "B", for a
           -----------------                                  -----------
Borrowing pursuant to Article II.
                      ----------

          "Business Day" means any day other than Saturdays, Sundays and other
           ------------
days on which commercial banks are authorized or required by law to close in the State of Texas or Ohio.

          "Cash Equivalents" means Eligible Commercial Paper, Eligible Deposits,
           ----------------
and U.S. Government Securities.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means all right, title and interest of the Borrower in
           ----------
and to the "Collateral" as such term is defined in the Security Agreement.

          "Collateral Value" means:
           ----------------

          (a) With respect to a pool of Eligible Mortgage Loans, an amount equal to ninety-nine percent (99%) of the Take-Out Price for such pool of Eligible Mortgage Loans; and

          (b) with respect to an Eligible Mortgage Backed Security, an amount equal to ninety-nine percent (99%) of the Take-Out Price for such Eligible Mortgage Backed Security.

Any item of Collateral which ceases to be or is not an Eligible Mortgage Loan or an Eligible Mortgage Backed Security shall have a Collateral Value of zero.

          "Computation Period" means the period during which one or more
           ------------------
Advances is outstanding.

          "Custody Agreement" means that certain Custodian Agreement among
           -----------------
Borrower, BOIA and the Agent, substantially in the form of Exhibit "I".
                                                           -----------

          "Debtor Laws" means all applicable liquidation, conservatorship,
           -----------
bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, fraudulent conveyance or similar laws from time to time in effect affecting the rights of creditors generally.

          "Default" means any condition or event which, with the giving of
           -------
notice or lapse of time or both and unless cured or waived, would constitute an Event of Default.

          "Dividends" means: (a) cash distributions or any other distributions
           ---------
on, or in respect of, any class of equity security of Borrower, except for (i) distributions made solely in shares of securities of the same class and (ii) permitted Returns of Capital; and (b) any and all funds, cash or other payments made in respect of the redemption, repurchase or acquisition of (i) such securities or (ii) any option, warrant, or other right to purchase any of such securities.

          "Eligible Commercial Paper" means commercial paper and other short-
           -------------------------
term money market instruments which are rated at least A-1 or the equivalent thereof by Standard & Poor's Rating Services ("Standard & Poors") and P-1 or the
                                               ----------------
equivalent thereof by Moody's Investor Services ("Moody's").
                                                  -------

          "Eligible Deposits" means time deposits and certificates of deposit of
           -----------------
any domestic commercial bank or savings bank having capital and surplus in excess of $200,000,000, in all such cases which has a short-term certificate of deposit rating of at least A-1 or the equivalent thereof by Standard & Poors and a short-term bank deposit rating of least P-1 or the equivalent thereof by Moody's, or (ii) a rating of C or better from Thompson Bank Watch, Inc. or 75 or better from I.D.C. Financial Publishing, as applicable.

          "Eligible Mortgage Backed Security" means a Mortgage Backed Security:
           ---------------------------------
(a) in which BOIA has a perfected first-priority security interest to secure the Obligations; (b) which constitutes Proceeds of Pledged Mortgage Loans and which satisfies all requirements for purchase under the Pledged Take-Out Commitment to which it has been allocated; (c) which has not been owned by the Borrower for more than five Business Days; (d) with respect to which the Investor under the Pledged Take-Out Commitment to which such Mortgage Backed Security has been Allocated is not in default of its obligations under such Pledged Take-Out Commitment; and (e) with respect to which such Pledged Take-Out Commitment is not subject to any Lien other than a Permitted Lien.

          "Eligible Mortgage Loan" means a Pledged Mortgage Loan:  (a) in which
           ----------------------
BOIA has a perfected first-priority security interest to secure the Obligations;
(b) which satisfies all requirements for delivery under the Pledged Agency Commitment to which it has been Allocated; (c) which is a part of a pool with respect to which the Agent has notified BOIA that such pool has been certified (or initially certified) to the Agency obligated under such Pledged Agency Commitment and (d) with respect to which such Pledged Agency Commitment is not subject to any Lien other than a Permitted Lien.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "Event of Default" has the meaning specified in Section 8.1.
           ----------------                               -----------

          "Excess Advances" for a particular Computation Period means the amount
           ---------------
equal to the Average Advances for such Computation Period minus the MBS Advances for such Computation Period.

          "Face Amount" means: (a) in the case of a Mortgage Loan, the stated
           -----------
principal amount of the Mortgage Note which evidences such Mortgage Loan, without giving effect to any payments thereon; and (b) in the case of a Mortgage Backed Security, the par value of such Mortgage Backed Security.

          "Federal Funds Rate" means for any day, the federal fund effective
           ------------------
rate as set forth in the weekly statistical release designated as H.15(519) (or any successor publication) published by the Board of Governors of the Federal Reserve Bank of New York. In the event such rate is no longer published in H.15(519) (or any successor publication), the Borrower and BOIA shall mutually agree upon a comparable rate. Any change in the Federal Funds Rate shall become effective as of 12:01 a.m. on the Business Day on which such change is so presented.

          "FHLMC" means the Federal Home Loan Mortgage Corporation, or any
           -----
successor thereto.

          "FHLMC Guide"  means the FHLMC Sellers' & Servicers' Guide as amended,
           -----------
modified, or supplemented from time to time.

          "FHLMC Securities" means securities issued or guaranteed by FHLMC,
           ----------------
including, without limitation, participation certificates representing undivided interests in mortgage loans purchased by FHLMC pursuant to the Emergency Home Finance Act of 1970, as amended.

          "FNMA" means the Federal National Mortgage Association, or any
           ----
successor thereto.

          "FNMA Guide"  means the FNMA Selling Guide and the FNMA Servicing
           ----------
Guide as amended, modified or supplemented from time to time.

          "FNMA Securities" means securities issued or guaranteed by FNMA,
           ---------------
including, without limitation, modified pass-through mortgage-backed certificates guaranteed by FNMA pursuant to the National Housing Act, as amended.

          "GAAP" means generally accepted accounting principles in effect in the
           ----
United States on the date hereof.

          "General Intangible" has the meaning given to such term in Article 9
           ------------------
of the UCC.

          "GNMA" means the Government National Mortgage Association, or any
           ----
successor thereto.

          "GNMA Guide" means the GNMA I and GNMA II Mortgage Backed Securities
           ----------
Guides, GNMA Handbooks 5500.1 and 5500.2 as amended, modified or supplemented from time to time.

          "GNMA Securities" means securities issued or guaranteed by GNMA,
           ---------------
including, without limitation, modified pass-through mortgage-backed certificates guaranteed by GNMA pursuant to Section 306(g) of the National Housing Act, as amended.

          "Governmental Authority" means any nation or government, any agency,
           ----------------------
department, state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranty Obligations" of any Person means any contract, agreement or
           --------------------
understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Indebtedness, lease, dividend or other obligation, including any Mortgage Loan (the "Primary Obligation") of any other Person (the
                                  ------------------
"Primary Obligor") in any manner, whether directly or indirectly, contingently
 ---------------
or absolutely, in whole or in part, including without limitation, agreements:

          (a) to purchase (or repurchase) such Primary Obligation or any property constituting direct or indirect security therefor;

          (b) to advance or supply funds (x) for the purchase or payment of any such Primary Obligation, or (y) to maintain working capital or other balance sheet conditions of the Primary Obligor or otherwise to maintain the net worth or solvency of the Primary Obligor;

          (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation; or

          (d) otherwise to assure or hold harmless the owner of any such Primary Obligation against loss in respect thereof;

provided, that Guaranty Obligations shall not include (x) endorsements in the ordinary course of business of negotiable instruments or documents for deposit or collection, or (y) obligations under the FNMA Guide, the FHLMC Guide, the GNMA Guide to make payments due to the holders of Mortgage Backed Securities from the Primary Obligors on the Mortgage Loans to which such Mortgage Backed Securities relate prior to the receipt of such payments from such Primary Obligors. The amount of any Guaranty Obligation shall be deemed to be the maximum amount for which the guarantor may be liable pursuant to the agreement that governs such Guaranty Obligation, unless such maximum amount is not stated or determinable, in which case the amount of such obligation shall be the maximum reasonably anticipated liability thereon, as determined by such guarantor in good faith.

          "Indebtedness" of any Person means, without duplication, (i)
           ------------
indebtedness of such person for borrowed money; (ii) obligations of such Person
(a) evidenced by a note, bond, debenture, or similar instrument, (b) to pay the deferred purchase price of Property or services (other than trade payables incurred and timely paid in the ordinary course of business), (c) created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, (d) as lessee under any lease which has been or, in accordance with GAAP, should be classified as a capital lease,
(e) upon which interest is paid or accrued, or (f) in respect of letters of credit, acceptances, or similar obligations issued or created for the account of such Person, (iii) Guaranty Obligations of such Person, (iv) liabilities secured by any Lien on any Property owned by such Person, whether or not such Person has assumed or otherwise become liable for the payment thereof, (v) liabilities of such Person or any related Person in respect of unfunded vested benefits under a Plan as determined in accordance with ERISA and (vi) obligations of such Person in respect of interest rate protection agreements entered into in connection with any of the items described in clauses (i), (ii), (iii), (iv) or (v) of this definition; provided, that (x) Indebtedness does not include any Ordinary Recourse Obligations, (y) the amount of Indebtedness attributable to any Guaranty Obligation shall be determined as set forth in the definition of Guaranty Obligation and (z) the amount of Indebtedness attributed to liabilities secured by any Lien on any Property owned by any Person which liabilities are non-recourse to such Person shall be the lesser of (i) the market value of such Property, as determined by such Person in good faith, and (ii) the outstanding amount of the liabilities so secured.

          "Instrument" has the meaning given to such term in Article 9 of the
           ----------
UCC.

          "Intangible Assets" of Borrower means those assets of Borrower which
           -----------------
are (i) deferred assets, (ii) contract rights to service mortgage loans, capitalized excess servicing, patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expenses, and other similar assets which would be classified as intangible on a balance sheet of Borrower prepared in accordance with GAAP, (iii) unamortized debt discount and expense, and (iv) assets located, and notes and receivables due from obligors domiciled, outside of the United States of America.

          "Investment" has the meaning specified in Section 7.6.
           ----------                               -----------

          "Investor" means each Person listed on Schedule 1.2, as the same may
           --------                              ------------
be amended or supplemented from time to time pursuant to Section 10.2(b).
                                                         ---------------

          "Lender" means Bank One, Texas (or any other commercial bank or
           ------
savings bank organized under the laws of the United States of America or any state thereof which has a capital and surplus in excess of $200,000,000) in its capacity as lender under the Backup Gestation Agreement.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
arrangement, encumbrance, lien (whether statutory, consensual or otherwise), or other security arrangement of any kind (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and any financing statement filed under the UCC or comparable law of any jurisdiction in respect of any of the foregoing).

          "Loan Document" means any and "Loan Documents" means the collective
           -------------                 --------------
reference to each of this Agreement, the Note, the Security Instruments and any and all other agreements or instruments now or hereafter executed and delivered by or on behalf of the Borrower in connection with, or as security for the payment or performance of, any or all of the Obligations, as any of such documents may be renewed, amended or supplemented from time to time.

          "Material Adverse Effect" means any material adverse effect on (i) the
           -----------------------
validity or enforceability of this Agreement, the Note, the Security Agreement or any other Loan Document, (ii) the business, operations, total Property or financial condition of the Borrower, (iii) the collateral under any Security Instrument, (iv) the enforceability or priority of the Lien in favor of BOIA on the collateral under any Security Instrument, or (v) the ability of the Borrower timely to perform the Obligations.

          "Maximum Credit Amount" means FIFTY MILLION DOLLARS ($50,000,000).
           ---------------------

          "Maximum Rate" has the meaning specified in Section 10.9.
           ------------                               ------------

          "MBS Advances" for a particular Computation Period means the amount
           ------------
equal to (a) the product of the MBS Factor for such Computation Period times (b) the lesser of (i) the Average Advances for such Computation Period and (ii) the Average Borrowing Base for such Computation Period.

          "MBS Factor" for a particular Computation Period means the amount
           ----------
equal to the ratio of (a) the Average MBS Collateral Value for such Computation Period to (b) the Average Borrowing Base for such Computation Period.

          "MBS Rate" for a particular Computation Period means the per annum
           --------
rate of interest equal to the sum of (a) the Federal Funds Rate for such Computation Period and (b) thirty one-hundredths of one percent (0.30%).

          "Mortgage" means a mortgage or deed of trust which grants or purports
           --------
to grant, as security for a Mortgage Loan, a Lien on real property.

          "Mortgage Backed Securities" means FHLMC Securities, FNMA Securities
           --------------------------
and GNMA Securities.

          "Mortgage Collateral" means, at any time, Mortgage Loans and Mortgage
           -------------------
Backed Securities then subject to a Lien in favor of BOIA.

          "Mortgage Document Delivery Request (Correction)" means a request
           -----------------------------------------------
substantially in the form of Exhibit "F" or such other form as to which Borrower
                             -----------
and BOIA may agree.

          "Mortgage Documents" means, for any Pledged Mortgage Loan, the
           ------------------
Principal Mortgage Documents and the Other Mortgage Documents.

          "Mortgage Loan" means a loan which is secured by a Mortgage.
           -------------

          "Mortgage Note" means a promissory note which evidences a Mortgage
           -------------
Loan.

          "Multiemployer Plan" means a "multiemployer plan," as defined in
           ------------------
Section 4001(a)(3) or Section 3(37) of ERISA or Section 414 of the Code, which is maintained for the benefit of employees of Borrower or any Related Person.

          "Net Worth" of Borrower means, as of any date of determination, the
           ---------
sum of (a) the total stock holder's equity which would appear on a balance sheet of Borrower prepared as of such date in accordance with GAAP and (b) the outstanding principal amount of Permitted Subordinated Indebtedness on such date.

          "Note" means the Gestation Financing Promissory Note delivered by the
           ----
Borrower to BOIA pursuant to Section 2.2 in the form of Exhibit "A" and all
                             -----------                -----------
renewals, extensions, modifications and rearrangements thereof.

          "Obligations" means all present and future indebtedness, obligations,
           -----------
and liabilities of the Borrower to BOIA, and all renewals, rearrangements and extensions thereof, or any part thereof, arising pursuant to this Agreement or any other Loan Document, and all interest accrued thereon, and reasonable attorneys' fees and other costs incurred in the drafting, negotiation, enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several.

          "OCC" means the Office of the Comptroller of the Currency of the
           ---
United States of America and any Governmental Authority succeeding to the functions of such office.

          "Other Mortgage Documents" with respect to a Pledged Mortgage Loan
           ------------------------
means the original recorded Mortgage relating to such Mortgage Loan, a mortgagee policy of title insurance with respect to title to the real property covered by such Mortgage (or a binding and unexpired commitment to issue such insurance), any appraisals and any insurance policies which relate to such Mortgage Loan, and all other documents executed in connection with such Mortgage Loan, other than the Principal Mortgage Documents.

          "Parent" means NVR, Inc., a Virginia corporation.
           ------

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor
           ----
thereto.

          "Permitted Dividends" means Dividends the declaration and payment of
           -------------------
which is permitted under Section 7.13.
                         ------------

          "Permitted Intercompany Payables" means amounts due to Affiliates of
           -------------------------------
Borrower in respect of Permitted Intercompany Transactions and the Permitted Subordinated Indebtedness.

          "Permitted Intercompany Transactions" means transactions with
           -----------------------------------
Affiliates of Borrower (a) which comply in all respects with Section 7.14 and
                                                             ------------
are identified on Schedule 5.22 and (b) with respect to which the aggregate
                  -------------
consideration paid by Borrower in any month does not exceed the amount for each type of transaction set forth on Schedule 5.22.
                                 -------------

          "Permitted Investment" means an Investment permitted pursuant to
           --------------------
Section 7.6.
-----------

          "Permitted Liens" means:
           ---------------

          (a) Liens on the Collateral which secure payment of the Obligations;

          (b) tax and other Liens permitted under Section 6.2;
                                                  -----------

          (c) Liens to secure obligations of the Borrower in respect of workers compensation and other labor laws; and

          (d) financing statements of record which name BOIA as "secured party."

          "Permitted Returns of Capital" means Returns of Capital which are
           ----------------------------
permitted under Section 7.13.
                ------------

          "Permitted Subordinated Indebtedness" means Indebtedness under the
           -----------------------------------
Affiliate Note.

          "Permitted Subsidiaries" means Subsidiaries which are engaged in some
           ----------------------
aspect of the mortgage banking business, including without limitation, title companies and with respect to which the aggregate capital contributed by Borrower to all such Subsidiaries does not exceed $400,000.

          "Permitted Tax Payments" means payments to or on behalf of the Parent
           ----------------------
or any Affiliate in respect of taxes, which payments are permitted under Section
                                                                         -------
7.18.
----

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint stock company, trust, unincorporated organization, Governmental Authority, or other form of entity.

          "Plan" means an "employee pension benefit plan" (as defined in Section
           ----
3(2) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by Borrower or any of its Related Persons, or an employee pension benefit plan as to which Borrower or any of its Related Persons would be treated as a contributory sponsor under Title IV of ERISA if it were to be terminated.

          "Pledged Agency Commitment" means an Agency Commitment identified on a
           -------------------------
Borrowing Request as an Agency Commitment in which the Borrower has granted or will grant BOIA a security interest to secure the Obligations.

          "Pledged Mortgage Loan" means a Mortgage Loan identified on a
           ---------------------
Borrowing Request as a Mortgage Loan in which the Borrower has granted or will grant BOIA a security interest to secure the Obligations.

          "Pledged Take-Out Commitment" means a Take-Out Commitment identified
           ---------------------------
on a Borrowing Request as a Take-Out Commitment in which the Borrower has granted or will grant BOIA a security interest to secure the Obligations.

          "Principal Mortgage Documents" with respect to a Pledged Mortgage Loan
           ----------------------------
means the Mortgage Note which evidences such Pledged Mortgage Loan, the Mortgage which secures such Pledged Mortgage Loan, an assignment in blank of such Mortgage Note and such Mortgage, and if the Borrower is not named payee on the face of such Mortgage Note, all intervening assignments of such Mortgage Note and such Mortgage.

          "Proceeds" means all "proceeds" as such term is defined in Section 9-
           --------
306(a) of the UCC, and, in any event, shall include all interest or other income received by the Borrower in respect of any item of Collateral.

          "Property" means any interest in any kind of property or asset,
           --------
whether real, personal or mixed, tangible or intangible.

          "Related Person" means any Person that is a member of the same
           --------------
controlled group of corporations (within the meaning of Section 414(b) of the Code) as Borrower or is under common control (within the meaning of Section 414(c) of the Code or Section 4001 of ERISA) with Borrower or is a member of any affiliated service group (within the meaning of Section 414(m) of the Code) which includes Borrower or is otherwise treated as part of the controlled group which includes Borrower (within the meaning of Section 414(o) of the Code).

          "Release of Lien" means a release of lien in the form of Exhibit "C".
           ---------------                                         -----------

          "Repurchase Agreement" means an agreement with an Investor pursuant to
           --------------------
which Borrower sells and agrees to repurchase interests in Mortgage Loans.

          "Request for Release of Security Interest" means a request for release
           ----------------------------------------
of security interest substantially in the form of Exhibit "D" or such other form
                                                  -----------
as to which Borrower and BOIA may agree.

          "Requested Borrowing Date" means the date on which an Advance in
           ------------------------
respect of a Borrowing is to be made, as identified by the Borrower in the relevant Borrowing Request.

          "Required Mortgage Documents" means, with respect to a Pledged
           ---------------------------
Mortgage Loan, any Mortgage Documents not then in the possession of the Agent which must be certified to the Agency under the Agency Commitment to which such Pledged Mortgage Loan has been Allocated.

          "Requirement of Law" means as to any Person the articles of
           ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other determination, direction or requirement (including without limitation, any of the foregoing which relate to energy regulations and occupation, safety and health standards or controls and environmental, hazardous materials use or disposal and pollution standards or controls) of any Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          "Returns of Capital" means any and all payments made by Borrower to
           ------------------
NVR Financial Services, Inc. or the Parent which represent a return of cash capital contributions made by such Person to Borrower at any time on or after the date hereof.

          "Scheduled Termination Date" means July 31, 1998.
           --------------------------

          "Securities Credit Transaction Regulations"  means Regulations G, T, U
           -----------------------------------------
and X issued by the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Security Agreement" means that certain Security Agreement dated as of
           ------------------
August 15, 1997 between Borrower and BOIA in the form of Exhibit "J", as
                                                         -----------
amended, modified or supplemented from time to time.

          "Security Instruments" means (i) this Agreement, (ii) the Security
           --------------------
Agreement, and (iii) such other executed documents as are or may be necessary to grant to BOIA a perfected first, prior and continuing security interest in and to the Collateral, and any and all other agreements or instruments now or hereafter executed and delivered by or on behalf of the Borrower in connection with, or as security for the payment or performance of, all or any of the Obligations, including the Borrower's obligations under the Note and this Agreement, as such documents may be amended, modified or supplemented from time to time.

          "Settlement Account" means the non-interest bearing demand deposit
           ------------------
account 1825167537 (Bank One, Texas, N.A., ABA 111000614 for credit to the account of NVR Mortgage Finance, Inc. for the benefit of Banc One Investment Advisors Corporation) established by the Borrower with the Agent which, subject to the terms of the Custody Agreement, shall be used for (i) the deposit of the proceeds from the sale of Mortgage Backed Securities; (ii) disbursements on behalf of the Borrower in accordance with Section 3.7; and (iii) the payment of
                                          -----------
the Obligations.

          "Subsidiary" of any Person (the "First Person") means any Person which
           ----------                      ------------
is properly treated as a subsidiary of the First Person under GAAP.

          "Take-Out Commitment" means an agreement of the Borrower with a third
           -------------------
party pursuant to which such third party agrees to purchase Mortgage Loans or Mortgage Backed Securities of specified characteristics within a specific period at a specific price or yield.

          "Take-Out Price" means:
           --------------

          (a) with respect to a pool of Eligible Mortgage Loans which has been Allocated to an Agency Commitment, the Take-Out Price of the Mortgage Backed Security to be issued or guaranteed pursuant to such Agency Commitment; and

          (b) with respect to an Eligible Mortgage Backed Security, the price for such Eligible Mortgage Backed Security under the Take-Out Commitment to which such Eligible Mortgage Backed Security has been Allocated.

          "Tax Allocation Agreement" means that certain Amended and Restated Tax
           ------------------------
Allocation Agreement dated as of March 7, 1996, among the Parent, Borrower and certain Affiliates of Borrower, a true and correct copy of which is attached as Exhibit "L".
-----------

          "Termination Date" means the Scheduled Termination Date or the date,
           ----------------
if any, on which the maturity of the Obligations is accelerated pursuant to
Section 8.2.
-----------

          "Total Liabilities" of Borrower means, as of any date of
           -----------------
determination, all amounts which would be included as liabilities on a balance sheet of Borrower as of such date prepared in accordance with GAAP.

          "UCC" means the Uniform Commercial Code as adopted in the State of
           ---
Texas, TEX. BUS. & COM. CODE ANN. (S)1.101 ET SEQ. (Vernon 1968 and Supp. 1997), as amended from time to time.

          "U.S. Government Securities" means securities of the United States
           --------------------------
government or any agency thereof which are backed by the full faith and credit of the United States and have a current maturity of ninety days or less.

          "Warehouse Agreement" means the Second Amended and Restated Loan
           -------------------
Agreement among NVR Mortgage Finance, Inc., Bank One, Texas, N.A. (as Agent), and The Lenders Party Thereto, dated June 13, 1996, as amended through June 12, 1997, as the same may be further amended from time to time.

          "Warehouse Permitted Lien" means:
           ------------------------

          (a) Liens to secure obligations of Borrower under the Warehouse Agreement; and

          (b)  all Liens permitted under the Warehouse Agreement.

          "Welfare Plan" means an employee welfare benefit plan (as defined in
           ------------
Section 3(1) of ERISA) or a group health plan (as defined in Section 4980B(g)(2) of the Code) which is or has been established or maintained, or to which contributions are or have been made, by Borrower or any of its Related Persons.

     Section 1.2  Other Definitional Provisions.
                  -----------------------------

     (a) Unless otherwise specified therein, all terms defined in this Agreement have the above-defined meanings when used in the Note or any other Loan Document, certificate, report or other document made or delivered pursuant hereto.

     (b) Each term defined in the singular form in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement, the Note or any other Loan Document, certificate, report or other document made or delivered pursuant hereto, and each term defined in the plural form in this Agreement shall mean the singular thereof when the singular form of such term is used herein or therein.

     (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references herein are references to sections, schedules and exhibits to this Agreement unless otherwise specified.

     (d) As used herein, in the Note or in any other Loan Document, certificate, report or other document made or delivered pursuant hereto, accounting terms relating to any Person and not specifically defined in this Agreement or therein shall have the respective meanings given to them under GAAP.

     (e) Unless otherwise specified herein, all times set forth herein are Dallas, Texas time.

     (f) Unless otherwise specified herein, all Section references are to Sections in this Agreement.

                                  ARTICLE II
                                  ----------

                          AMOUNT AND TERMS OF CREDIT
                          --------------------------

     Section 2.1  Credit Facility.  Commencing on the date of this Agreement
                  ---------------
through the earlier to occur of the Termination Date and the Business Day preceding the Scheduled Termination Date, and subject to all of the terms and conditions of this Agreement, BOIA agrees to make Advances to or for the account of Borrower on a revolving credit basis from time to time on any Business Day in an amount not to exceed at any one time outstanding the Maximum Credit Amount. Each Borrowing funded shall be in an aggregate amount of not less than $100,000 and shall consist of an Advance made on the Requested Borrowing Date by BOIA; provided, that the aggregate amount of Advances at any time outstanding shall
--------
not exceed the lesser of (i) the Maximum Credit Amount and (ii) the Borrowing Base. Subject to the other terms and conditions hereof, the Borrower may borrow, repay (whether pursuant to Section 2.4, Section 3.4, or otherwise),and
                                   -----------  -----------
reborrow under this Section 2.1.
                    -----------

     Section 2.2  Note.  The Advances made by BOIA pursuant to Section 2.1
                  ----                                         -----------
shall be evidenced by a Note payable to BOIA in the principal amount of the Maximum Credit Amount. The Note shall be payable and bear interest as set forth in Sections 2.4, 2.8 and 10.9.
   --------------------------

     Section 2.3  Manner of Requesting and Obtaining Borrowings.  The Borrower
                  ---------------------------------------------
shall request each Borrowing as follows: Not later than 11:59 p.m. on the Business Day prior to the Requested Borrowing Date, the Borrower shall deliver a Borrowing Request and all supporting documentation to BOIA and the Agent by telecopy; the Borrower also shall deliver a hard copy of such Borrowing Request and all supporting documentation to the Agent by overnight courier service for receipt on the Requested Borrowing Date. Not later than 1:00 p.m. on the Requested Borrowing Date specified in the Borrowing Request, BOIA shall verify the accuracy and completeness of such Borrowing Request and all supporting documentation with the Agent and the satisfaction of the provisions of Section
4.2 hereof; subject to such verification and the other terms and conditions of this Agreement, BOIA shall initiate the Advance in respect of such Borrowing in accordance with the deposit or wire instructions of the Borrower set forth in such Borrowing Request.

     Section 2.4  Mandatory Repayments.  The Borrower shall repay the
                  ---------------------
principal amount of each outstanding Advance on the earlier of: (i) the scheduled settlement date for the sale of the Mortgage Backed Securities in respect of which such Advance was made (as set forth in the relevant Borrowing Request), which scheduled settlement date shall not, in any event, be later than the Scheduled Termination Date; (ii) the date of any mandatory redemption required pursuant to the terms of Section 3.4(c); and (iii) the Termination
                                  --------------
Date. If at any time the aggregate amount of Advances outstanding exceeds either the Maximum Credit Amount or the Borrowing Base, the Borrower, without further notice or demand (which the Borrower hereby waives), shall immediately repay so much of the outstanding Advances as may be necessary to eliminate such excess by borrowing such amount from the Lender pursuant to the Backup Gestation Agreement, or from any other source.

     Section 2.5  Business Days.  If the scheduled date for any payment
                  -------------
hereunder falls on a day which is not a Business Day, then for all purposes of the Note and this Agreement the same shall be deemed to have fallen on the next following Business Day, and such extension of time shall be included in the computation of payments of interest.

     Section 2.6  Payment Procedure.  All payments of the principal of and
                  -----------------
interest upon the Note shall be made by the Borrower to the Settlement Account pursuant to the terms of Section 12 of the Custody Agreement before 2:00 p.m. on the respective dates when due in federal or other immediately available funds. Payments received on any day which is not a Business Day and payments received after 2:00 p.m. on any Business Day shall be treated for all purposes as having been received on the Business Day next following receipt of such payment. If no Event of Default exists or would result therefrom, payments in respect of the Obligations shall be applied to specific types of obligations (e.g., fees, expenses, principal and interest) as the Borrower directs. At any time when an Event of Default exists of would result from following the payment directions of the Borrower, payments in respect of the Obligations shall be applied to specific types of Obligations in such order as BOIA may elect.

     Section 2.7  Requirements of Law.  (a) In the event that the adoption of
                  -------------------
any new Requirement of Law or any change in any existing Requirement of Law (other than any change in the articles of incorporation, by-laws or other organizational or governing documents of BOIA) or in the interpretation or application thereof or compliance by BOIA with any report or directive (whether or not having the force of law) from any central bank or other Governmental Authority issued after August 15, 1997:

           (i) shall subject BOIA to any tax of any kind whatsoever with respect to this Agreement, the Note or any Advance made by it, or change the basis of taxation of payments to BOIA of principal, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of BOIA and changes in the computation of the overall net income of BOIA that do not specifically involve payments to BOIA under this Agreement, the Note, or any Advance, even though such changes have the effect of increasing the effective rate of tax imposed on income of BOIA);

           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, commitments, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of BOIA which are not otherwise included in the determination of any interest rate under the Note; or

           (iii)  shall impose on BOIA any other condition

and the result of any of the foregoing is to increase the cost to BOIA, by any amount which BOIA deems to be material, of making, renewing or maintaining this Agreement or any Advances or to reduce any amount receivable hereunder, in each case, in respect of its Advances, then, the Borrower shall, within two (2) Business Days, pay BOIA, upon its written demand setting forth the basis for such demand, any additional amounts necessary to compensate BOIA for such additional cost or reduced amount receivable. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by BOIA to the

Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and payment of the Note.

     (b) In the event that BOIA shall have determined that the adoption of any new law, rule, regulation or guideline regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by BOIA or any corporation controlling it with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority issued after August 15, 1997, including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on BOIA's or such corporation's capital to a level below that which BOIA or such corporation could have achieved but for such adoption, change or compliance (taking into consideration BOIA's or such corporation's policies with respect to capital adequacy) by an amount deemed by BOIA to be material, then the Borrower shall promptly pay BOIA, upon its written demand setting forth the basis for such demand, any additional amounts necessary to compensate BOIA or such corporation for such reduced rate of return. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by BOIA to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and payment of the Note.

     Section 2.8  Interest.
                  --------

     (a)  In General.  Interest on an Advance shall accrue during the time that
          ----------
such Advance is outstanding and shall be payable on the earlier of: (i) the scheduled settlement date for the sale of the Mortgage Backed Securities in respect of which such Advance was made (as set forth in the relevant Borrowing Request), which scheduled settlement date shall not, in any event, be later than the Scheduled Termination Date; (ii) the date of any mandatory redemption required pursuant to the terms of Section 3.4(c); and (iii) the Termination
                                  --------------
Date. BOIA shall use its best efforts to give the Borrower written notice of the interest due hereunder no later than one (1) Business Day prior to such required interest payment date, but the failure to give such notice shall not affect the Borrower's obligation to make such payment.

     (b)  MBS Advances.  The MBS Advances for each Computation Period shall bear
          ------------
interest at the per annum rate of interest equal to the lesser of (i) the applicable MBS Rate for such Computation Period and (ii) the Maximum Rate.

     (c)  Excess Advances; Overdue Amounts.  The Excess Advances for each
          --------------------------------
Computation Period shall bear interest at the per annum rate of interest equal to the lesser of (i) the sum of four percent (4.00%) and the Base Rate and (ii) the Maximum Rate. Overdue principal, interest and other amounts shall bear interest for each day such amounts are overdue at the per annum rate of interest equal to the lesser of (i) the sum of four percent (4.00%) and the Base Rate and
(ii) the Maximum Rate; all such interest shall be payable upon demand.

     (d)  360 Day Year; Maximum Rate.  For purposes of calculating any interest
          --------------------------
rate which is based on the Base Rate or the Federal Funds Rate, interest shall be calculated on the basis of the actual number of days elapsed over a 360-day year. For purposes of calculating interest at the Maximum Rate, interest shall be calculated on the basis of the actual number of days elapsed over whichever of a 365-day or a 366-day year is applicable. Reference is made to Section 10.9
                                                                    ------------
for certain provisions limiting the rate of interest which may be charged under this Agreement and the other Loan Documents. The provisions of Section 10.9
                                                                ------------
shall be controlling in the event of any conflict between such provisions and
(i) the provisions of this Section 2.8, (ii) any other provision of this
                           -----------
Agreement, or (iii) any provision of any other Loan Document.


                                  ARTICLE III
                                  -----------

                                  COLLATERAL
                                  ----------

     Section 3.1  Granting Clause.
                  ---------------

     (a) To secure the punctual payment and performance of the Obligations, the Borrower hereby grants BOIA (acting as agent on behalf of its customers and not individually) a security interest in the Collateral.

     (b) From time to time Borrower may grant BOIA (acting as agent on behalf of its customers and not individually) a security interest in additional Collateral pursuant to this Agreement and the Security Agreement. Borrower hereby agrees to execute all documents and instruments, and perform all other acts reasonably deemed necessary by BOIA, to perfect the security interest of BOIA in and to the Collateral identified in the granting clause of the Security Agreement.

     Section 3.2  Borrowing Requests.  Each Borrowing Request shall identify
                  ------------------
the Agency Commitment pursuant to which the Mortgage Backed Securities to be backed by such Mortgage Loans are to be issued by FNMA or FHLMC or guaranteed by GNMA (such Agency Commitment being the Agency Commitment to which such Mortgage Loans have been "Allocated") and the Take-Out Commitment pursuant to which such
                 ---------
Mortgage Backed Securities are to be sold (such Take-Out Commitment being the Take-Out Commitment to which such Mortgage Backed Securities have been "Allocated") and shall be accompanied by:
 ---------

     (a) any Required Mortgage Documents with respect to such Mortgage Loans not then in the possession of the Agent;

     (b) a Release of Lien for such Agency Commitment and such Take-Out Commitment, duly executed by the Borrower and the Agent; and

     (c)  a Bailee Letter in the form of Exhibit "G-1", duly executed by the
                                         -------------
Borrower, the Agent and the applicable Investor; or

     (d) the relevant Agency Forms, duly completed (but for certification by the Agent where applicable) and in sufficient quantity to satisfy applicable Agency requirements.

The Borrower shall (x) hold in trust for BOIA, with respect to each such Mortgage Loan, the original recorded Mortgage relating to such Mortgage Loan, a mortgagee policy of title insurance (or binding and unexpired commitment to issue such insurance if the policy has not yet been delivered to the Borrower) insuring the Borrower's perfected, first-priority Lien created by the Mortgage securing such Mortgage Loan (subject only to exceptions permitted by the Agency obligated under the Agency Commitment to which such Mortgage Loan has been Allocated), any Appraisals and any insurance policies which relate to such Mortgage Loan, and all other original documents executed in connection with such Mortgage Loan and not delivered to the Agent and (y) upon request of BOIA or the Agent, immediately deliver to the Agent such documents, together with an index specifically identifying each such document. BOIA or the Agent, in their reasonable discretion, may reject as unsatisfactory any items so delivered by written notice to the Borrower specifying the reasons therefor, whereupon the Borrower agrees promptly to use all reasonable efforts to correct any defects therein identified by BOIA or the Agent and whereupon any Pledged Mortgage Loan with respect to which any such defect which may be corrected but for which such defect is not corrected within fifteen (15) days after the request for such correction by BOIA or the Agent shall have a Collateral Value of zero. Simultaneously with the delivery of any Borrowing Request, the Borrower may deliver to the Agent a Request for Release of Security Interest in the form of Exhibit "D" for processing in accordance with Section 3.10.
----------                                    ------------

     Section 3.3  Power of Attorney. Effective upon the occurrence of an Event
                  -----------------
of Default, the Borrower hereby irrevocably appoints the Agent (as agent for, and for the benefit of, BOIA) its attorney in fact, with full power of substitution, for and on behalf and in the name of the Borrower, to (i) indorse and deliver to any Person any check, instrument or other paper coming into the Agent's possession and representing payment made in respect of any Mortgage Note or Mortgage Backed Security included in the Collateral or in respect of any other collateral for the Obligations including any Agency Commitment and any Take-Out Commitment; (ii) prepare, complete, execute, deliver and record any assignment to BOIA or to any other Person of any Mortgage relating to any Mortgage Note included in the Collateral; (iii) indorse and deliver any Mortgage Note or Mortgage Backed Security included in the Collateral and do every other thing necessary or desirable to effect transfer of all or any part of the Collateral to the Agent (as agent for, and for the benefit of, BOIA) or to any other Person; (iv) take all necessary and appropriate action with respect to all Obligations and the items of Collateral to be delivered to the Agent (as agent for, and for the benefit of, BOIA) or held by the Borrower in trust for BOIA including, without limitation, instruct any title company or closing agent to deliver any Mortgage Note or Mortgage Document held by it directly to the Agent (as agent for, and for the benefit of, BOIA); (v) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Agency Commitment or any Take-Out Commitment or any other part of the Collateral; and
(vi) sign the Borrower's name wherever appropriate to effect the performance of this Agreement. This Section 3.3 shall be liberally, not restrictively,
                     -----------
construed so as to give the greatest latitude to the Agent (as agent for, and for the benefit of, BOIA), as the Borrower's attorney in fact, to collect, sell, and deliver any of the Collateral and all other documents relating thereto. The powers and authorities herein conferred on the Agent (as agent for, and for the benefit of, BOIA) may be exercised by the Agent through any Person who, at the time of the execution of a particular instrument, is an authorized officer of the Agent. The power of attorney conferred by this Section 3.3 shall become
                                                   -----------
effective upon the occurrence, and remain effective during the continuance, of an Event of Default and is granted for a valuable consideration and is coupled with an interest and irrevocable so long as the Obligations, or any part thereof, shall remain unpaid. All Persons dealing with the Agent, any officer thereof, or any substitute attorney, acting pursuant hereto shall be fully protected in treating the powers and authorities conferred by this Section 3.3
                                                                   -----------
as existing and continuing in full force and effect until advised by BOIA that the Obligations have been fully and finally paid.

     Section 3.4  Disposition of Collateral.
                  -------------------------

     (a)  Pursuant to Agency Commitments.  Subject to the provisions of this
          ------------------------------
Agreement and compliance with the FNMA Guide, the FHLMC Guide or the GNMA Guide, as applicable, the Agent shall deliver the Mortgage Documents which relate to Pledged Mortgage Loans Allocated to a particular Agency Commitment to or for the account of the relevant Agency and shall, subject to the terms of the Custody Agreement, release BOIA's security interest to secure the Obligations therein. The Borrower shall complete each Agency Form such that the Mortgage Backed Security to be issued or guaranteed pursuant to a Pledged Agency Commitment is issued in the name of BOIA or its designee, or, if issued in the name of the Borrower, is issued to an account subject to the sole dominion and control of BOIA or its designee and shall take such other steps as may be requested by BOIA to cause the security interest of BOIA in and to any Mortgage Backed Security which constitutes Proceeds of one or more Pledged Mortgage Loans to be a perfected, first-priority, security interest. Without limiting the generality of the preceding sentence, unless otherwise instructed by BOIA, the Borrower shall complete each GNMA form Schedule of Subscribers such that "Manuf/Cust/FAO/Banc One Investment Advisors Corporation" appears as the Subscriber/PTC Participant; complete each FNMA form Delivery Schedule such that "Bank One, Texas as Agent/Cust" appears as the Depository Institution and Telegraphic Abbreviation and "111000614" appears as the ABA Number and "NVR Mortgage Finance, Inc. 310118" appears as the Owners Account Name/Account Number; and shall complete each FHLMC form Warehouse Lender Release of Security Interests and FHLMC form Guarantor Program; Security Settlement Information and Delivery Authorization such that "Bank One, Texas as Agent, Cust/NVR Mortgage Finance, Inc./310118" appears as the Depository

Institution/Type of Account/Beneficiary/Account Number and such that "111000614" appears as the ABA Number. Upon completion of its review of the Required Mortgage Documents and the Agency Forms relevant to a particular Agency Commitment, the Agent shall deliver such Agency Forms to the applicable Agency and shall deliver the Required Mortgage Documents to or for the account of such Agency under a bailee letter or such other form of transmittal letter as such agency may require; provided, that the release of the security interest in favor
                    --------
of BOIA in such Required Mortgage Documents and the Mortgage Loans evidenced thereby shall be conditioned upon receipt by the Agent of Mortgage Backed Securities in the amount specified in the relevant Agency Commitment.

     (b)  Pursuant to Take-Out Commitments.  Mortgage Backed Securities which
          --------------------------------
constitute Proceeds of Pledged Mortgage Loans shall be sold pursuant to the Take-Out Commitments to which such Mortgage Backed Securities have been Allocated. The Borrower agrees to take all steps necessary to satisfy the conditions to the sale of any Mortgage Backed Security which constitutes Proceeds of Pledged Mortgage Loans pursuant to the Take-Out Commitment to which it has been Allocated. Mortgage Backed Securities from time to time included in the Collateral shall be sold versus payment (and not "free"). In connection with the sale of any Mortgage Backed Security included in the Collateral, BOIA shall not be under any duty at any time to credit the Borrower for any amounts due from any Person in respect of any purchase until BOIA has actually received immediately available funds pursuant to the terms of Section 12 of the Custody Agreement. Any funds so received will be treated as payments under and processed and applied in accordance with Section 2.6. BOIA shall not be under
                                         -----------
any duty at any time to collect any amounts or otherwise enforce any obligations due from any Person in respect of any such purchase.

     (c)  Mandatory Redemption.  In the event that the issuance of any Mortgage
          --------------------
Backed Security pursuant to an Agency Commitment has not occurred within five
(5) Business Days of the scheduled date for such issuance (as set forth on the relevant Borrowing Request), the Borrower agrees to make a prepayment of the Advances in an aggregate amount equal to the Collateral Value (but for any event or circumstance which caused such failure) of the Mortgage Loans intended to back such Mortgage Backed Security. In the event the sale of a Mortgage Backed Security pursuant to a Take-Out Commitment has not settled within five (5) Business Days of the scheduled settlement date for such sale (as set forth in the relevant Borrowing Request), the Borrower agrees to make a prepayment of the Advances in an aggregate amount equal to the Collateral Value (but for any event or circumstance which caused such failure) of such Mortgage Backed Security. In either such case, Borrower hereby agrees to effect such prepayments by borrowing the corresponding aggregate amount from the Lender pursuant to the Backup Gestation Agreement, or from another source.

     Section 3.5  Representations and Warranties Regarding Collateral.  Each
                  ---------------------------------------------------
Borrowing Request shall be deemed to constitute a representation and warranty by the Borrower on the Requested Borrowing Date set forth therein that the Agency Commitment and the Take-Out

Commitment identified thereon are both in full force and effect and that all representations and warranties made or deemed made by the Borrower to the Agency or Investor thereunder are true and correct. Upon the delivery of the Borrowing Request by which such Pledged Mortgage Loan is identified, the Borrower represents and warrants with respect to each Pledged Mortgage Loan that:

     (a) The Borrower (and, if the Borrower did not originate such Pledged Mortgage Loan, the originator of such Pledged Mortgage Loan) complied, and the Principal Mortgage Documents and Other Mortgage Documents relevant to such Pledged Mortgage Loan comply, in all material respects with all applicable Requirements of Law, including, without limitation, (i) any usury laws, (ii) the Real Estate Settlement Procedures Act of 1974, as amended, (iii) the Equal Credit Opportunity Act, as amended, (iv) the Federal Truth in Lending Act, as amended, (v) Regulation Z of the Board of Governors of the Federal Reserve System, as amended, and (vi) any consumer protection laws;

     (b) the full Face Amount of such Pledged Mortgage Loan (less any discount points paid by or on behalf of the borrower under such Pledged Mortgage Loan) was funded to the borrower thereunder;

     (c) such Pledged Mortgage Loan was underwritten in compliance with the requirements of the Agency under the Pledged Agency Commitment to which it has been Allocated and the Mortgage Backed Security to be issued or guaranteed pursuant to such Agency Commitment satisfies (or upon issuance thereof will satisfy) all requirements for purchase under the Pledged Take-Out Commitment to which it has been allocated;

     (d) the Mortgage related to such Pledged Mortgage Loan creates a perfected first-priority Lien (subject only to exceptions permitted by the Agency obligated under the Agency Commitment to which such Mortgage Loan has been Allocated) on residential real property consisting of land and a one-to-four family dwelling thereon which is completed and ready for occupancy and such Mortgage, the other Principal Mortgage Documents, the title policy relevant thereto and the Other Mortgage Documents relevant thereto comply in all respects with the requirements of the Agency under the applicable Agency Commitment;

     (e)  such Pledged Mortgage Loan is an Eligible Mortgage Loan; and

     (f) the Borrower has all requisite power and authority to grant BOIA a security interest to secure the Obligations in such Pledged Mortgage Loan.

     Section 3.6  Borrower Appointed Agent.  BOIA hereby appoints the Borrower
                  ------------------------
(and, in the case of any Pledged Mortgage Loan originated by a Person other than the Borrower, also appoints such other Person) as its agent at the sole cost and expense of the Borrower for purposes of (a) obtaining Appraisals with respect to the property covered by the Mortgages which relate to the Pledged Mortgage Loans and (b) otherwise complying with Appraisal Laws and Regulations.

     Section 3.7  Settlement Account. The Borrower hereby expressly acknowledges
                  ------------------
that the Settlement Account is subject in all respects to the right of offset in favor of the Agent (as agent for, and for the benefit of, BOIA) as granted under
Section 10.10. The Settlement Account shall be subject to the sole dominion and
-------------
control of the Agent (as agent for, and for the benefit of, BOIA) provided, that
                                                                  --------
so long as no Default or Event of Default exists or would result therefrom, and subject to the terms of the Custody Agreement, the Agent shall disburse sums on deposit in the Settlement Account in accordance with the instructions of the Borrower.

     Section 3.8  Correction of Mortgage Notes.  Subject to the terms of the
                  ----------------------------
Custody Agreement, Borrower may from time to time request that the Agent release a Mortgage Note (the "Released Note") that constitutes Collateral so that such
                      -------------
Mortgage Note may be replaced by a corrected Mortgage Note (the "Correction
                                                                 ----------
Note") by delivery to the Agent of a Mortgage Document Delivery Request
----
(Correction) which identifies the Released Note. Upon receipt by the Agent of such a request, and so long as no Default or Event of Default shall be in existence, and subject to the terms of the Custody Agreement, the Agent shall deliver to Borrower, under a Bailee Letter and Trust Receipt (Correction) the Released Note to be corrected, with the release of the Lien in favor of BOIA being conditioned upon the receipt by the Agent of a Correction Note acceptable to it; provided, that (i) at no time shall the outstanding principal balance of all Released Notes which have not been replaced with Correction Notes exceed $2,000,000 (the "Maximum Correction Amount") and (ii) unless the Correction Note
                 -------------------------
is delivered to the Agent indorsed in blank within fifteen (15) days of the release by the Agent of the Released Note, the Collateral Value attributed to both the Released Note and the Correction Note shall be zero.

     Section 3.9  Borrowing Base Reports.  No later than 11:00 a.m. on the
                  ----------------------
first Business Day of each calendar week, BOIA shall complete the Borrowing Base Report as of the close of business on the preceding Business Day and deliver a copy of such Borrowing Base Report by telecopy to Borrower.

     Section 3.10 Take-Out Commitments.  At any time and from time to time,
                  --------------------
provided that no Default or Event of Default exists or would result therefrom, and subject to the terms of the Custody Agreement, Borrower may obtain the release of the security interest in favor of BOIA in any Take-Out Commitment or specific commitment under a master Take-Out Commitment in connection with the refinancing of specific Mortgage Loans upon written request to the Agent setting forth the Mortgage Loans to be refinanced and the Take-Out Commitment(s) to be released, demonstrating compliance with Section 6.20 and certifying that no
                                        ------------
Default or Event of Default exists or would result from the requested release. In connection with any such release, BOIA shall, at Borrower's request and expense, execute such form UCC-

3 amendments and/or terminations as may reasonably be necessary (in light of maintaining the perfection and priority of any continuing security interests) to release the security interest of BOIA in the relevant Take-Out Commitment(s).

                                  ARTICLE IV
                                  ----------

                             CONDITIONS PRECEDENT
                             --------------------

     The obligation of BOIA to make Advances hereunder is subject to fulfillment of the conditions precedent stated in this Article IV.
                                           ----------

     Section 4.1  Initial Borrowing Request.  The obligation of BOIA to make
                  -------------------------
Advances hereunder shall be subject to, in addition to the conditions precedent specified in Section 4.2, delivery to Bank One Trust Company, N.A. as custodian
             -----------
for the benefit of BOIA (addressed as follows: Bank One Trust Company, N.A., 235 W. Schrock Road, Westerville, Ohio 43081, Attention: Robin Turner), of each of the following (each of the following documents being duly executed and delivered by each of the parties thereto and in form and substance satisfactory to BOIA and, with the exception of the Note, each in a sufficient number of originals that the Borrower and BOIA may have an executed original of each document):

     (a)  this Agreement;

     (b)  the Note;

     (c)  the Security Agreement;

     (d)  the Custody Agreement;

     (e)  the Backup Gestation Agreement;

     (f) a certificate of the Secretary or Assistant Secretary of the Borrower, dated as of the date of this Agreement and certifying as to (i) resolutions of the board of directors of the Borrower which authorize the execution and delivery on behalf of the Borrower by certain officers of the Borrower of this Agreement, the Note, the Security Agreement and the other Loan Documents to which it is a party, (ii) the incumbency of such officers, (iii) the validity of specimen signatures of such officers, and (iv) the articles of incorporation and by-laws of the Borrower as in effect on the date thereof;

     (g) a certificate from the Secretary of the Commonwealth of Virginia of a date no earlier than July 1, 1997 as to (i) the good standing of Borrower and
(ii) the existence of Borrower;

     (h) a certificate from the Secretary of the Commonwealth of Pennsylvania of a date no earlier than July 1, 1997 as to (i) the good standing of Borrower and (ii) the authority of Borrower to do business in Pennsylvania; and

     (i) such other documents as BOIA may reasonably request at any time at or prior to the Requested Borrowing Date of the initial Borrowing Request hereunder, including without limitation, UCC-1 financing statements identifying BOIA as "secured party" and the Borrower as "debtor."

     Section 4.2  All Borrowing Requests.  The obligation of BOIA to make any
                  ----------------------
Advances pursuant to this Agreement is subject to the following further conditions precedent:

     (a)  compliance with the terms of Section 2.3 hereof;
                                       ------- ---

     (b) all Property in which the Borrower has granted a Lien to BOIA to secure the Obligations shall have been physically delivered to the possession of the Agent to the extent that such possession is necessary or appropriate for the purpose of perfecting such Lien in such collateral;

     (c) the representations and warranties of the Borrower contained in this Agreement and any other Loan Document (other than those representations and warranties which are by their terms limited to the date of the agreement in which they are initially made) shall be true and correct in all material respects on and as of the Requested Borrowing Date; and

     (d) no Default or Event of Default shall have occurred and be continuing and no change or event which constitutes a Material Adverse Effect shall have occurred as of the Requested Borrowing Date set forth therein.

Each Borrowing Request shall be deemed to constitute a representation and warranty by the Borrower on the Requested Borrowing Date set forth therein as to the facts specified in Sections 4.2(c) and (d).
                       -----------------------


                                   ARTICLE V
                                   ---------

                    BORROWER REPRESENTATIONS AND WARRANTIES
                    ---------------------------------------

     The Borrower represents and warrants as follows:

     Section 5.1  Organization and Good Standing. Borrower (a) is a corporation
                  ------------------------------
duly incorporated and existing in good standing under the laws of the jurisdiction of its incorporation, (b) is duly qualified as a foreign corporation and in good standing all jurisdictions in which its failure to be so qualified could have a Material Adverse Effect, (c) has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged and is or will be qualified in those states wherein it proposes to transact business in the future and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Section 5.2  Authorization and Power. The Borrower has the corporate power
                  -----------------------
and requisite authority to execute, deliver and perform this Agreement, the Note, the Security Agreement and the other Loan Documents to which it is a party; the Borrower is duly authorized to and has taken all corporate action necessary to authorize it to, execute, deliver and perform this Agreement, the Note, the Security Agreement and the other Loan Documents to which it is a party and is and will continue to be duly authorized to perform this Agreement, the Note, the Security Agreement and such other Loan Documents.

     Section 5.3  No Conflicts or Consents. Neither the execution and delivery
                  ------------------------
by the Borrower of this Agreement, the Note, the Security Agreement or the other Loan Documents to which it is a party, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will (a) materially contravene or conflict with any Requirement of Law to which the Borrower is subject, or any indenture, mortgage, deed of trust, or other agreement or instrument to which the Borrower is a party or by which the Borrower may be bound, or to which the Property of the Borrower may be subject, or (b) result in the creation or imposition of any Lien, other than the Liens granted to BOIA pursuant to the Security Agreement and this Agreement on the Property of the Borrower.

     Section 5.4  Enforceable Obligations. This Agreement, the Note, the
                  -----------------------
Security Agreement and the other Loan Documents to which the Borrower is a party are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

     Section 5.5  Priority of Liens. Upon making an Advance, BOIA shall have a
                  -----------------
valid, enforceable, perfected, first priority Lien and security interest in (i) each Pledged Mortgage Loan, (ii) each Pledged Agency Commitment, and (iii) each Pledged Take-Out Commitment.

     Section 5.6  No Liens. The Borrower has good and indefeasible title to the
                  --------
Collateral. All of the Collateral is free and clear of all Liens and other adverse claims of any nature, other than Permitted Liens.

     Section 5.7  Financial Condition. Borrower has delivered to BOIA copies of
                  -------------------
the balance sheet of Borrower as of December 31, 1996, and the related statements of income, stockholders' equity and cash flows for the fiscal year ended such date; such financial statements fairly present the financial condition of Borrower as of such date and the results of operations of Borrower for the period ended on such date and have been prepared in accordance with GAAP; except as has been disclosed in writing to BOIA, as of the date hereof, there were no material obligations, liabilities or indebtedness (including material contingent and indirect liabilities and obligations and forward or long-term commitments) of Borrower which are not reflected in such financial statements; and no change which constitutes a Material Adverse Effect has occurred in the financial condition or business of Borrower since the date of such financial statements. Borrower also has delivered to BOIA copies of the balance sheet of Borrower dated as of March 31, 1997 and the related statements of income, and the cash flows as of such date; such financial statements fairly present the financial condition of Borrower as of such date and have been prepared in accordance with GAAP, subject to normal year-end adjustments; except as has been disclosed in writing to BOIA as of the date thereof, there were no material obligations, liabilities or indebtedness (including material contingent and indirect liabilities and obligations and forward or long-term commitments) of Borrower which are not reflected in such financial statements; and no change which constitutes a Material Adverse Effect has occurred in the financial condition or business of Borrower since the date of such financial statements.

     Section 5.8  Full Disclosure. There is no material fact that the Borrower
                  ---------------
has not disclosed to BOIA which could have a Material Adverse Effect. Neither the financial statements referred to in Section 5.7, nor any Borrowing Request,
                                        -----------
officer's certificate or statement delivered by the Borrower to BOIA (including, without limitation, any such item delivered to the Agent in its capacity as agent for BOIA under the Custody Agreement), contains any untrue statement of material fact.

     Section 5.9  No Default. Borrow is not in default under any loan agreement,
                  ----------
mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its Property is bound.

     Section 5.10 No Litigation.  Except as set forth on Schedule 5.10, there
                  -------------                          -------------
are no material actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Borrower threatened, against Borrower the adverse determination of which could constitute a Material Adverse Effect.

     Section 5.11 Taxes.  All tax returns required to be filed by Borrower in
                  -----
any jurisdiction have been filed and all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a Lien thereon, unless protested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been established on the books of Borrower. Borrower has no knowledge of any proposed or threatened tax assessment against Borrower.

                                                                            PAGE
                                                                            ----

     Section 5.12   Principal Office, etc.  The principal office, chief
                    ----------------------
executive office and principal place of business of Borrower is located at 7601 Lewinsville Road, Suite 302, McLean, Virginia 22102, County of Fairfax.

     Section 5.13   Compliance with ERISA.
                    ---------------------

     (a) Borrower has not violated the fiduciary responsibility rules of Subtitle B of Title I of ERISA with respect to any Plan or any Welfare Plan in a manner that could subject Borrower to, or cause Borrower to incur, liability in respect of an action or a suit for damages, or a penalty, under ERISA, or an excise tax under Section 4975 of the Code, which action, suit, penalty or tax, in any case, would be materially adverse to Borrower.

     (b) Each of Borrower and each Related Person has fulfilled its obligations under the minimum funding standards of Section 412 of the Code and Section 302 of ERISA with respect to each Plan; neither Borrower nor any Related Person has incurred, nor are any of them aware of facts which would cause them reasonably to conclude that any of them are likely to incur any material liability to the PBGC, other than for the payment of premiums; and neither Borrower nor any Related Person has incurred, nor are any of them aware of facts which would cause them reasonably to conclude that any of them are likely to incur, any material liability to any Plan or any Welfare Plan, other than for the payment of contributions in the ordinary course. Each Plan and each Welfare Plan is in compliance in all respects with, and has been operated and administered in accordance with the applicable provisions of, ERISA, the Code and each other applicable federal or state law except to the extent the failure to so comply, or to so operate or administer any such Plan and any such Welfare Plan, would not be materially adverse to Borrower. No event or condition is occurring or exists and neither Borrower nor any Related Person is aware of any facts which would cause them reasonably to conclude that any event or condition will likely occur or exist with respect to any Plan concerning which Borrower would be under an obligation to furnish a report to Agent in accordance with Section 6.17.
                                                              ------------

     (c) Full payment has been timely made of all amounts which Borrower or any Related Person is required under applicable law, the terms of each Plan or any applicable collective bargaining agreement to have paid as contributions to each Plan and no accumulated funding deficiency under Section 412 of the Code or
Section 302 of ERISA, whether or not waived, exists or is expected to exist with respect to any Plan. As of the most recent valuation date of each Plan, each Plan was "fully funded." For purposes of this Section 5.13, "fully funded"
                                               ------------
means that the fair market value of the assets of each Plan (determined separately for each Plan and not in the aggregate) is not less than the present value of the accrued benefits of all participants in each Plan (determined separately for each Plan and not in the aggregate), computed on a Plan termination basis by more than $2,000,000.

                                                                            PAGE
                                                                            ----

     (d) Neither Borrower nor any Related Person is or has ever been obligated to contribute to any "multiple employer plan" (within the meaning of Section 4063 of ERISA) or to any Multiemployer Plan.

     (e) The present value (determined in accordance with FAS 106 and using actuarial and other assumptions which are reasonable in respect of the benefits provided and the participants) of the liability of Borrower and each Related Person for post-retirement benefits under any and all Welfare Plans, whether written or unwritten, which are or have been established or maintained, or to which contributions are or have been made, by Borrower or any of its Related Persons does not materially exceed the assets under all such Welfare Plans allocable to such benefits.

     (f) No failure to comply with Code Section 4908B or Part B of Title I of ERISA exists or has occurred with respect to any Welfare Plan.

     Section 5.14   Ownership.  The Parent owns, beneficially, of record and
                    ---------
either directly or indirectly, 100% of the issued and outstanding shares of capital stock of Borrower. Neither any "person" nor any "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934, as amended) is the "beneficial owner" (as defined in Rule 13d-3 under such act) of more than 50% of the total aggregate voting power of all classes of voting stock of the Parent and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis.

     Section 5.15   Subsidiaries.  Borrower has no Subsidiaries other than
                    ------------
Permitted Subsidiaries. Neither Borrower nor any Subsidiary has any interest in any joint venture, partnership or other Person, except to the extent that such an interest is a Permitted Investment.

     Section 5.16   Indebtedness.  Borrower has no Indebtedness outstanding
                    ------------
other than the Obligations and the other Indebtedness permitted by Section 7.2.
                                                                   -----------

     Section 5.17   Permits, Patents, Trademarks, etc.
                    ----------------------------------

     (a) Borrower has all permits, licenses and governmental authorization necessary for the operation of its business. All such permits, licenses and governmental authorizations are in good standing and Borrower is in compliance with all material terms of such permits, licenses and governmental authorizations.

     (b) Borrower owns or possesses (or is licensed or otherwise has the necessary right to use) all patents, trademarks, service marks, trade names (including the name "NVR Mortgage Finance, Inc.") and copyrights, technology, know-how and processes, and all rights with respect to the foregoing, which are necessary for the operation of its business, without any known material conflict with the rights of others. The consummation of the transactions contemplated hereby will not alter or impair in any material respect any of such rights of Borrower.

     Section 5.18   Status Under Certain Federal Statutes.  Borrower is not (a)
                    -------------------------------------
a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (b) a "public utility," as such term is defined in the Federal Power Act, as amended, (c) an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (d) a "rail carrier," or a "person controlled by or affiliated with a rail carrier," within the meaning of Title 49 U.S.C., or a "carrier" to which 49 U.S.C. Section 11301(b)(1) is applicable.

     Section 5.19   Securities Act and Securities Credit Transaction
                    ------------------------------------------------
Regulations.  Borrower has not issued any unregistered securities in violation
-----------
of the registration requirements of the Securities Act of 1933, as amended, or of any other Requirement of Law, and is not violating any rule, regulation, or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. Borrower is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Notes. Borrower is not a party, whether as a customer or a creditor, to any transaction that is subject to the Securities Credit Transaction Regulations.

     Section 5.20   Pollution Control.  Borrower is in compliance with, and to
                    -----------------
the best of Borrower's knowledge, Borrower has, at all times since its incorporation, been in material compliance with, all Requirements of Law relating to the environment, hazardous material or pollution control.

     Section 5.21   No Approvals Required.  Other than consents and approvals
                    ---------------------
previously obtained and actions previously taken, neither the execution and delivery of this Agreement, the Note, the Security Agreement and the other Loan Documents to which Borrower is a party, nor the consummation of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, or the registration, recording or filing by Borrower of any document with, or the taking of any other action in respect of, any Governmental Authority which has jurisdiction over Borrower or any of its Property.

     Section 5.22   Material Agreements with Affiliates.  Except as set forth on
                    -----------------------------------
Schedule 5.22, Borrower is not party to any material agreement, whether written
-------------
or oral, with the Parent or any other Affiliate of Borrower. As used in the preceding sentence, "material agreement" includes any agreement in which the fair value of the consideration paid or performance due any party exceeds $100,000 and "with the Parent or any other Affiliate of Borrower" includes any direct or indirect agreement with the Parent or any other Affiliate of Borrower.

     Section 5.23   Taxpayer Identification.  The Federal tax employer
                    -----------------------
identification number of Borrower is 25-1664458.

     Section 5.24   Not an Insider.  Neither Borrower nor the Parent, or any
                    --------------
other Affiliate of Borrower is, and no person having "control" (as defined in 12 U.S.C. Section 375(b)(9)) of Borrower or of any of the Parent or any other Affiliate of Borrower is, an "executive officer," "director," or "principal shareholder" (as defined in 12 U.S.C. Section 375(b)(9)) of BOIA, of any bank holding company of which BOIA is a Subsidiary, or of any Subsidiary of any bank holding company of which BOIA is a Subsidiary.

     Section 5.25   Survival of Representations.  All representations and
                    ---------------------------
warranties by the Borrower herein shall survive delivery of the Note and the making of the Advances, and any investigation at any time made by or on behalf of BOIA shall not diminish the right of BOIA to rely thereon.

                                  ARTICLE VI
                                  ----------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     The Borrower shall at all times comply with the covenants contained in this
Article VI, from the date hereof and for so long as any Obligation is
----------
outstanding.

     Section 6.1    Financial Statements and Reports.  Borrower shall furnish to
                    --------------------------------
BOIA the following, all in form and detail reasonably satisfactory to BOIA:

     (a) Promptly after becoming available, and in any event within 90 days after the close of each fiscal year of Borrower, the consolidated balance sheet of Borrower and its Subsidiaries, if any, as of the end of such year, and the related consolidated statement of income of Borrower and its Subsidiaries accompanied by the related report of independent certified public accountants reasonably acceptable to BOIA which report shall be unqualified and to the effect that such statements have been prepared in accordance with GAAP applied on a basis consistent with prior periods except for such changes in such principles with which the independent public accountants shall have concurred, and, if available, accompanied by audited financial statements (including balance sheets, profit and loss statements, statements of cash flow, and any other financial statements, reports, or information specified by Agent) of NVR Financial Services, Inc., reflecting the corresponding figures as of the end of and for the preceding fiscal year in comparative form, together with the related report prepared by an independent certified public accountant reasonably acceptable to BOIA;

     (b) Promptly after becoming available, and in any event within 30 days after the end of each month, a consolidated balance sheet of Borrower and its Subsidiaries, if any, as of the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of Borrower and its Subsidiaries, if any, for such month and the period from the beginning of the current fiscal year of borrower through the end of such month, (i) certified by the chief financial officer of Borrower to have been prepared in accordance with GAAP applied on a basis consistent with prior periods, subject to normal year-end adjustments, and
(ii) accompanied by a completed Officer's Certificate in the form of Exhibit K,
                                                                     ---------
executed by the president or chief financial officer of Borrower;

     (c) Promptly (i) upon receipt thereof, a copy of each other report submitted to Borrower or any affiliate of Borrower by independent accountants in connection with an annual, interim or special audit of the books of such Person and (ii) upon preparation thereof, a copy of each audit report regarding Borrower submitted to FNMA, FHLMC or GNMA;

     (d) Simultaneously with the delivery of the financial information set forth in Section 6.1(b), a report in detail satisfactory to BOIA setting forth,
         --------------
for the calendar month to which such financial information relates, all Permitted Intercompany Payables, all receivables from Affiliates, all transactions of Borrower which give rise to Permitted Intercompany Payables, all receivables from Affiliates, all transactions of Borrower which give rise to Permitted Intercompany Payables and all transactions of Borrower with any Affiliate of Borrower;

     (e) Promptly and in any event within 30 days after the end of each month, management report regarding Borrower's commitment position, pipeline position and production;

     (f) Such other information concerning the business, Properties or financial condition of Borrower, any Affiliate or any Investor as BOIA may request.

     Section 6.2   Taxes and Other Liens. Borrower shall pay and discharge
                   ---------------------
promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its Property as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien upon any or all of its Property; provided, however, that Borrower shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted by or on behalf of Borrower and if Borrower shall have set up reserves therefor which are adequate under GAAP.

     Section 6.3   Maintenance. Borrower shall (i) maintain its corporate
                   -----------
existence, rights and franchises; (ii) observe and comply in all material respects with all Requirements of Law, and (iii) maintain its Properties (and any Properties leased by or consigned to it or held under title retention or conditional sales contracts) in good and workable condition at all times and make all repairs, replacements, additions and improvements to its Properties as are necessary and proper so that the business carried on in connection therewith may be conducted properly and efficiently at all times.

     Section 6.4   Further Assurances.  Borrower shall, within three (3)
                   ------------------
Business Days (or, in the case of Mortgage Notes, such longer period as provided under Section 3.8) after the request of BOIA, cure any defects in the execution
      -----------
and delivery of the Note, this Agreement or any other Loan Document and Borrower shall, at its expense, promptly execute and deliver to BOIA upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of Borrower in this Agreement and in the other Loan Documents or to further evidence and more fully describe the collateral intended as security for the Note, or to correct any omissions in this Agreement or the other Loan Documents, or to perfect, protect or preserve any Liens created (or intended to be created) pursuant to any of the other Loan Documents, or to make any recordings, to file any notices, or obtain any consents.

     Section 6.5   Reimbursement of Expenses.  The Borrower shall, within ten
                   -------------------------
(10) Business Days of notice of the amount thereof (which notice shall include appropriate evidence of the amount of such reimbursable item) pay (i) all reasonable legal fees incurred by BOIA in connection with any amendments, consents or waivers executed in connection with this Agreement, the Note and the other Loan Documents which are either requested by the Borrower or which are, in BOIA's reasonable judgment, necessitated by the Borrower's business practices,
(ii) all fees, charges or taxes for the recording or filing of the Security Instruments, (iii) all shipping, postage and transfer costs incurred by BOIA in connection with the administration of this Agreement, the Note and the other Loan Documents, including courier expenses incurred in connection with the Collateral, and (iv) all amounts expended, advanced or incurred by BOIA to satisfy any obligation of the Borrower under this Agreement or any of the other Loan Documents or to collect the Note, or to enforce the rights of BOIA under this Agreement or any of the other Loan Documents, which amounts shall include all court costs, attorneys' fees (including without limitation, for trial, appeal or other proceedings), fees of auditors and accountants, and investigation expenses, reasonably incurred by BOIA in connection with any such matters, together with interest at the post-maturity rate specified in Section
                                                                       -------
2.8 on each item specified in clauses (i) through (iv) from thirty (30) days
---
after the date of written demand or request for reimbursement until the date of reimbursement.

     Section 6.6   Insurance.  Borrower shall maintain with financially sound
                   ---------
and reputable insurers, insurance with respect to its Properties and business against such liabilities, casualties, risks and contingencies and in such types and amounts as is customary in the case of Persons engaged in the same or similar businesses and similarly situated, including, without limitation, a fidelity bond or bonds with financially sound and reputable insurers with such coverage and in such amounts as is customary in the case of Persons engaged in the same or similar businesses and similarly situated. Borrower shall cause the improvements on the land covered by each Mortgage relevant to Mortgage Loans included in the Mortgage Collateral to be kept continuously insured at all times by responsible insurance companies against fire and extended coverage hazards under policies, binders, letters or certificates of insurance, with a standard mortgagee clause in favor of Borrower and its assigns. Each such policy must be in an amount no less than the lesser of the maximum insurable value of the improvements or the original principal amount of the relevant Mortgage Loan, without reduction by reason of any co-insurance, reduced rate contribution, or similar clause of the policies or binders. Upon request of BOIA, Borrower shall furnish or cause to be furnished to BOIA from time to time a summary of the insurance coverage of Borrower in form satisfactory to BOIA and if requested shall furnish BOIA copies of the applicable policies.

     Section 6.7   Accounts and Records.  Borrower shall keep books of record
                   --------------------
and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business activities, in accordance with GAAP.

     Section 6.8   Appraisals.  The Borrower shall obtain and maintain a copy
                   ----------
of an Appraisal with respect to the underlying property covered by the Mortgage which relates to each Pledged Mortgage Loan, shall require that all Appraisals delivered to it in connection with the Pledged Mortgage Loans (whether originated by the Borrower or purchased by it) comply in all respects with the Appraisal Laws and Regulations, shall implement and maintain administrative and operating procedures which permit the Borrower and BOIA (or the Agent at BOIA's election) to verify such compliance, and shall permit and shall use all reasonable efforts to cause each Person from whom it purchases Mortgage Loans to permit any officer, employee or agent of BOIA (or the Agent at BOIA's election) to visit and inspect the Properties of the Borrower and such Person relevant to such compliance, to inspect the records of the Borrower and such Person relevant to such compliance, to take copies and extracts therefrom, and to discuss the Appraisals relevant to the Pledged Mortgage Loans with the responsible officers, employees and agents (including any third party appraisers) of the Borrower and such Person, all at such reasonable times (which may include unannounced "spot" checks) and as often as BOIA may desire.

     Section 6.9   Right of Inspection.  The Borrower shall permit any officer,
                   -------------------
employee or agent of BOIA (or the Agent at BOIA's election) to visit and inspect any of the Properties of the Borrower, examine the Borrower's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Borrower with the Borrower's officers, accountants and auditors, all at such reasonable times upon reasonable notice and as often as BOIA may desire.

     Section 6.10  Notice of Certain Events.  Borrower shall promptly notify
                   ------------------------
BOIA of (i) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of Indebtedness of Borrower with respect to a claimed default, together with a detailed statement by a responsible officer of Borrower specifying the notice given or other action taken by such holder and the nature of the claimed default and what action Borrower is taking or proposes to take with respect thereto; (ii) the commencement of, or any determination in, any legal, judicial or regulatory proceedings which, if adversely determined, could have a Material Adverse Effect; (iii) the occurrence of any dispute between Borrower and any Governmental Authority or any other Person which, if adversely determined, could have a Material Adverse Effect; (iv) the occurrence of any event or condition which, if adversely determined, would have a Material Adverse Effect; or (v) obtaining knowledge of any event or condition if the effect thereof is to cause or permit with the giving of notice or lapse of time or both the holder of any promissory note, debenture or other evidence of Indebtedness of Borrower to cause such Indebtedness to become due prior to its stated maturity.

     Section 6.11   Performance of Certain Obligations.  Borrower shall perform
                    ----------------------------------
and observe in all material respects each of the provisions of each Pledged Agency Commitment and each Pledged Take-Out Commitment on its part to be performed or observed and will cause all things to be done which are necessary to have each item of Mortgage Collateral "covered" (within the meaning given such term in Section 6.20) by an Agency Commitment or a Take-Out Commitment
             ------------
comply with the requirements thereof.

     Section 6.12   Use of Proceeds; Margin Stock.  The proceeds of the Advances
                    -----------------------------
shall be used by the Borrower solely for the purpose of paying indebtedness outstanding under this Agreement and for general corporate purposes of the Borrower. None of such proceeds shall be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Borrower nor any Person acting on behalf of the Borrower shall (i) take any action in violation of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System, (ii) violate Section 7 of the Securities Exchange Act of 1934, as amended, or any rule or regulation thereunder, or (iii) engage in any transaction which is subject to the Securities Credit Transaction Regulations.

     Section 6.13   Notice of Default.  The Borrower shall furnish to BOIA
                    -----------------
immediately upon becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and the action which the Borrower is taking or proposes to take with respect thereto.

     Section 6.14   Compliance with Loan Documents.  The Borrower shall promptly
                    ------------------------------
comply with any and all covenants and provisions of this Agreement, the Note, the Security Agreement and the other Loan Documents.

     Section 6.15   Compliance with Material Agreements.  Borrower shall comply
                    -----------------------------------
in all material respects with all material agreements, indentures, or documents binding on it or affecting its Property or business.

     Section 6.16   Operations and Properties.  Borrower shall act prudently and
                    -------------------------
in accordance, in all material respects, with all Requirements of Law and customary industry standards in managing and operating its Property.

     Section 6.17   ERISA and Plans.  As soon as practicable, and in any event
                    ---------------
within 10 days after an officer of Borrower or any Related Person knows or reasonably should know that any of the events or conditions specified below has occurred or exists, or is expected to occur or exist, Borrower shall deliver to BOIA an officer's certificate executed by the president or any vice president of Borrower and setting forth details respecting such event or condition and the action, if any, that Borrower or any Related Person proposes to take with respect thereto (and a copy of any notice or report filed with, given to or received from the PBGC, the Internal Revenue Service or the Department of Labor with respect to such event or condition);

     (a) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code and shall be required to be reported pursuant to this subsection (a));

     (b) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan or the amendment of any Plan in a manner which would be treated as a termination of such Plan under Section 4041(e) of ERISA;

     (c) a substantial cessation of operations within the meaning of Section 4062(e) of ERISA under circumstances which could result in the treatment of Borrower or any related Person as a substantial employer under a "multiple employer Plan" or the application of the provisions of Section 4062, 4063 or 4064 of ERISA to Borrower or any Related Person;

     (d) the institution by the PBGC of proceedings under Section 4062 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Borrower or any Related Person of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

     (e) the complete or partial withdrawal by Borrower or any Related Person under Section 4063, 4203 or 4205 or ERISA from a Plan which is a "multiple employer Plan" or a Multiemployer Plan, or the receipt by Borrower or any Related Person of notice from a

Multiemployer Plan that it is in reorganization or it is insolvent pursuant to
Section 4241 or 4245 of ERISA or that it intends to terminate under Section 4041A of ERISA or from a "multiple employer Plan" that it intends to terminate; and

     (f) any event or series of events occurs or exists which could reasonably be expected to result in (i) a material liability on the part of Borrower or any Related Person under Title IV of ERISA, (ii) the institution of a proceeding against Borrower or any Related Person to enforce Section 515 of ERISA, or (iii) the imposition of a Lien on any Property of Borrower or any Related Person pursuant to Section 4068 of ERISA or Section 412(n) of the Code.

     Section 6.18   Benefit Plan Obligations.  Borrower shall reduce future
                    ------------------------
contributions or benefits to each Plan to which it has an obligation to contribute if and to the extent necessary to avoid the occurrence of an Event of Default hereunder, to the extent such reduction may be effected without causing a "partial termination," as that term is used in Section 411(d) of the Code and the regulations promulgated pursuant thereto, or may otherwise be effected without causing the Plan to become disqualified or violating the provisions of ERISA or the Code.

     Section 6.19   Environmental Matters.  Borrower shall comply in all
                    ---------------------
material respects with all Requirements of Law relating to the environment, hazardous materials or pollution control and shall furnish to BOIA immediately upon becoming aware of any claim under any such Requirement of Law, a written notice specifying the nature of such claim, the Person bringing such claim and the action which Borrower is taking or proposes to take with respect thereto.

     Section 6.20   Take-Out Commitments; Coverage.  Borrower shall enter into
                    ------------------------------
and maintain Agency Commitments and Take-Out Commitments sufficient at all times to cover each Mortgage Loan and Mortgage Backed Security included in the Mortgage Collateral (including any Mortgage Backed Security to be issued or guaranteed pursuant to an Agency Commitment by which Mortgage Loans included in the Collateral are covered). For purposes of this Agreement, a Mortgage Loan or Mortgage Backed Security shall be "covered" by an Agency Commitment or a Take-Out Commitment if and only if (i) such Mortgage Loan or Mortgage Backed Security is of a type, including as to amount, maturity and rate or yield, which satisfies the requirements of such Agency Commitment or Take-Out Commitment,
(ii) the sum of the principal amount of such Mortgage Loan or Mortgage Backed Security and the principal amounts of the Mortgage Loans or Mortgage Backed Securities previously assigned to such Agency Commitment or Take-Out Commitment for purposes of determining coverage do not exceed the maximum amount thereof,
(iii) with respect to Mortgage Loans, the documentation and underwriting of each such Mortgage Loan complies in all respects with the requirements of such Agency Commitment or Take-Out Commitment and (iv) with respect to Mortgage Loans covered by an Agency Commitment, any Mortgage Backed Security to be issued or guaranteed pursuant thereto is covered by a Take-Out Commitment.

     Section 6.21   Maintenance of Backup Gestation Agreement.  Throughout the
                    -----------------------------------------
term of this Agreement, Borrower shall at all times maintain in effect the Backup Gestation Agreement, or a substitute backup facility from a lender and on terms satisfactory to BOIA.


                                  ARTICLE VII
                                  -----------

                              NEGATIVE COVENANTS
                              ------------------

     The Borrower shall at all times comply with the covenants contained in this
Article VII, from the date hereof and for so long as any Obligation is
-----------
outstanding.

     Section 7.1   No Merger.  Borrower shall not merge or consolidate with or
                   ---------
into any corporation, nor shall Borrower acquire by purchase or otherwise all or substantially all of the assets (except to the extent that such assets consist solely of Mortgage Notes and Mortgage Backed Securities or capital stock of any Person.

     Section 7.2   Limitation on Indebtedness.  Borrower shall not incur,
                   --------------------------
create, contract, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness except (a) Repurchase Agreements, (b) the Backup Gestation Agreement, (c) Permitted Intercompany Payables, (d) Indebtedness, including the Obligations, secured either by Permitted Liens or Warehouse Permitted Liens, and by no other Liens on the Property of Borrower, (e) liabilities in respect of unfunded vested benefits under a Plan as determined in accordance with ERISA, to the extent permitted under Section 7.16, (f) liabilities as lessee under leases which have been or,
      ------------
in accordance with GAAP, should be classified as capitalized leases in an aggregate amount not greater than $1,000,000, (g) Indebtedness under the Warehouse Agreement, and (h) all other Indebtedness permitted under the Warehouse Agreement.

     Section 7.3   Fiscal Year, Method of Accounting.  Borrower shall not
                   ---------------------------------
change its fiscal year or method of accounting.

     Section 7.4   Business.  Borrower shall not, directly or indirectly,
                   --------
engage in any business other than that currently engaged in by Borrower or any other business customarily engaged in by other Persons in the mortgage banking business.

     Section 7.5   Liquidations, Consolidations and Dispositions of Substantial
                   ------------------------------------------------------------
Assets.  Borrower shall not dissolve or liquidate or sell, transfer, lease or
------
otherwise dispose of any material portion of its property or assets or business; provided, however, that nothing in this Section 7.5 shall be construed to
                                        -----------
prohibit Borrower from selling Mortgage Notes or Mortgaged Backed Securities in the ordinary course of its business.

     Section 7.6   Loans, Advances and Investments.  Borrower shall not make
                   -------------------------------
any loan (other than loans made in the ordinary course of its business as a mortgage company), advance, or capital contribution to, or investment in (including any investment in any Subsidiary, joint venture or partnership), or purchase or otherwise acquire any of the capital stock, securities, or evidences of indebtedness of, any Person (collectively, "Investment"), or otherwise
                                               ----------
acquire any interest in, or control of, another Person, except for the following:

          (a)  Cash Equivalents;

          (b) Any acquisition of securities or evidences of indebtedness of others when acquired by Borrower in settlement of accounts receivable or other debts arising in the ordinary course of its business, so long as the aggregate amount of any such securities or evidence of indebtedness is not material to the business or financial condition of Borrower;

          (c) Mortgage Backed Securities and Mortgage Notes acquired in the ordinary course of Borrower's business;

          (d) Loans and advances to (i) employees, officers and directors of Borrower or any Affiliate of Borrower or (ii) the Parent and other Affiliates of Borrower which are neither Subsidiaries nor Persons which would, if organized as a corporation and Borrower owned a sufficient interest therein, constitute a Subsidiary of Borrower, in an aggregate principal amount outstanding at any one time not to exceed $250,000 (or such larger amount as BOIA may, in its sole discretion, approve in writing prior to the making thereof); and

          (e) Capital contributions to Permitted Subsidiaries, and other Persons which would, if organized as a corporation and Borrower owned a sufficient interest therein, constitute a Permitted Subsidiary in an aggregate amount not greater than $400,000.

     Section 7.7   Use of Proceeds.  Borrower shall not permit the proceeds of
                   ---------------
the Advances to be used for any purpose other than those permitted by Section
                                                                      -------
6.12.  Borrower shall not, directly or indirectly, use any of the proceeds of
----
the Advances for the purpose of engaging in any transaction which is subject to the Securities Credit Transaction Regulations.

     Section 7.8   Actions with Respect to Collateral.  Borrower shall not:
                   ----------------------------------

          (a) Compromise, extend, release, or adjust payments on any Mortgage Loan included in the Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any such Mortgage Loan, or release any Mortgage securing any Mortgage Loan;

          (b) Agree to the amendment or termination of any Take-Out Commitment included in the Collateral or to the substitution of any Pledged Take-Out Commitment for a Pledged Take-Out Commitment without the consent of BOIA;

          (c) Transfer, sell, assign, or deliver any Collateral pledged to BOIA to any Person other than BOIA or the Agent, except in accordance with Article
                                                                      -------
III; or
---

          (d) Grant, create, incur, permit or suffer to exist any Lien upon any Mortgage Collateral except for Permitted Liens.

     Section 7.9   Net Worth.  The Net Worth of Borrower at any date shall not
                   ---------
be less than Eight Million Seven Hundred Fifty Thousand Dollars ($8,750,000).

     Section 7.10  Adjusted Current Ratio.  The ratio of the current assets
                   ----------------------
(determined in accordance with GAAP) to the current liabilities (determined in accordance with GAAP except that the amount of any Permitted Subordinated Indebtedness shall be excluded from the determination thereof) of Borrower at any date shall not be less than 1.02 to 1.0 at any time.

     Section 7.11  Liabilities to Net Worth Ratio.  The ratio of (i) the Total
                   ------------------------------
Liabilities (excluding (x) net deferred taxes, (y) Advances to the extent of the aggregate Collateral Value of all Eligible Mortgage Loans, and (z) obligations of Borrower in respect of Repurchase Agreements) of Borrower to (ii) the Net Worth of Borrower shall not be more than 12.0 to 1.0 at any time.

     Section 7.12  [Intentionally Omitted]

     Section 7.13  Restrictions on Dividends and Returns of Capital.  Borrower
                   ------------------------------------------------
shall not directly or indirectly declare or make, or incur any liability to make, any Dividend or Return of Capital unless, prior thereto, Borrower shall have submitted to BOIA a certificate of its President or Chief Financial Officer certifying that no Default or Event of Default exists or would result therefrom and, in the case of any Return of Capital, demonstrating the amount and source of such return.

     Section 7.14  Transactions with Affiliates.
                   ----------------------------

          (a) Borrower shall not enter into any transactions, including, without limitation, any purchase, sale, lease or exchange of property or services with or the incurring of Indebtedness to any Affiliate unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of Borrower's business and are upon fair and reasonable terms no less favorable to Borrower than it would obtain in a comparable arm's length transaction with a Person not an Affiliate; and

          (b) The aggregate amount paid or payable by Borrower to Affiliates of Borrower exclusive of Permitted Dividends, Permitted Tax Payments, payments in respect of

Permitted Intercompany Payables and Permitted Returns of Capital shall not exceed $250,000 in the aggregate in any twelve month period.

     Section 7.15   Liens.  Borrower shall not grant, create, incur, assume,
                    -----
permit or suffer to exist any Lien which, with respect to any Collateral, is not a Permitted Lien (except as permitted under Section 7.8(d)), and, with respect
                                            --------------
to any of its other Property, is not a Warehouse Permitted Lien, in either case including any proceeds therefrom.

     Section 7.16   Compliance with ERISA.  Borrower shall not, and shall not
                    ---------------------
permit any Related Person to:

          (a) (i) engage in any transaction in connection with which Borrower or any Related Person could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, (ii) fail to make full payment when due of all amounts which would be deductible by Borrower or any Related Person and which, under the provisions of any Plan, applicable law or applicable collective bargaining agreement, Borrower or any Related Person is required to pay as contributions thereto, or (iii) permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Plan (other than a Multiemployer Plan or a "multiple employer Plan"), if, in the case of any of clause (i), (ii) or (iii) above such penalty or tax, or the failure to make such payment, or the existence of such deficiency, as the case may be, will likely have a material adverse effect on the financial position of Borrower;

          (b) permit the amount of unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA) under each Plan maintained, established or contributed to at such time by Borrower or any of its Related Persons (other than Multiemployer Plans or "multiple employer plans") to exceed $2,000,000; or

          (c) permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to all Plans which are "multiple employer plans" and all Multiemployer Plans incurred by Borrower or any Related Person to exceed $50,000.

     Section 7.17   Change of Principal Office.  Borrower shall not (a) change
                    --------------------------
the location of its principal office, chief executive office and principal place of business from that specified in Section 5.12 or (b) change its name, identity
                                   ------------
or corporate structure to such an extent that any financing statement filed by BOIA in connection with this Agreement would become seriously misleading, unless it shall have given BOIA at least 30 days prior written notice thereof and prior to effecting any such change and taken such steps as BOIA may deem necessary or desirable to continue the perfection and priority of the Liens in favor of BOIA granted in connection herewith.

     Section 7.18   Tax Payments.  Except in accordance with the Tax Allocation
                    ------------
Agreement, Borrower shall not make any payments to or on behalf of the Parent or any Affiliate of Borrower in respect of taxes.

     Section 7.19   Tax Allocation Agreement.  Borrower shall not permit the
                    ------------------------
amendment or modification of the Tax Allocation Agreement in any way which has an adverse effect on Borrower.

     Section 7.20   Permitted Subordinated Indebtedness.  Borrower shall not
                    -----------------------------------
increase the outstanding amount of the Permitted Subordinated Indebtedness, modify or amend the Affiliate Note or make any payment in respect of the Affiliate Note; provided, that so long as no Default or Event of Default exists or would result therefrom, Borrower may borrow, repay and reborrow under the Affiliate Note.


                                 ARTICLE VIII
                                 ------------

                               EVENTS OF DEFAULT
                               -----------------


     Section 8.1    Nature of Event.  An Event of Default shall exist if any one
                    ---------------
or more of the following occurs:

               (a) The Borrower fails to make any payment of principal of or interest on the Note, or payment of any fee, expense or other amount due hereunder, under the Note or under any other Loan Document, on or before the date such payment is due;

               (b) Borrower fails to observe or perform (i) any term, covenant or agreement set forth in Sections 2.4, 3.4, 6.13, 6.17, 6.20, 6.21 or Section 7
                          -----------------------------------------    ---------
(other than Sections 7.9 through 7.11, inclusive, Section 7.18 and Section 7.16,
            ------------         ----             ------------     ------------
which Section 7.16 is governed by Section 8.1(l)) or (ii) any term, covenant or
      ------------                ---------------
agreement set forth in Sections 7.9 through 7.11 or Section 7.18 if such failure
                       ------------         ----    ------------
shall remain unremedied for 20 days, or (iii) any other term, covenant or agreement in this Agreement on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 20 days after written notice thereof shall have been given to Borrower by BOIA;

               (c) the Borrower fails to observe or perform any of the covenants or agreements contained in any other Loan Document, and (unless such default otherwise constitutes a Default pursuant to other provisions of this
Section 8.1) such default continues unremedied beyond the expiration of any
-----------
applicable grace period which may be expressly allowed under such other Loan Document;

               (d) any material statement, warranty or representation by or on behalf of the Borrower contained in this Agreement, the Note, the Security Agreement or any other Loan Document or any Borrowing Request, officer's certificate or other writing furnished in connection with this Agreement, proves to have been incorrect or misleading in any material respect as of the date made or deemed made; or

               (e) Borrower fails to make when due or within any applicable grace period any payment on any Indebtedness with an unpaid balance of over $500,000.00; or any event or condition occurs under any provision contained in any such obligation or any agreement securing or relating to such obligation (or any other breach or default under such obligation or agreement occurs) if the effect thereof is to cause or permit the holder or trustee of such obligation to cause such obligation to become due prior to its stated maturity; or any such obligation becomes due (other than by regularly scheduled payments) prior to its stated maturity; or any of the foregoing occurs with respect to any one or more items of Indebtedness of Borrower with unpaid principal balances exceeding, in the aggregate, $500,000.00;

               (f) Borrower shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors;

               (g) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of it or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy,
(iii) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any Debtor Laws, (iv) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy reorganization or insolvency proceeding, or
(v) take corporate action for the purpose of effecting any of the foregoing;

               (h) any involuntary petition or complaint shall be filed against Borrower seeking bankruptcy or reorganization of Borrower or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Borrower, or all or substantially all of its assets, and such petition or complaint shall not have been dismissed within 60 days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or appointing a receiver, custodian, trustee, intervenor or liquidator of Borrower, or of all or substantially all of its assets;

               (i) Borrower fails within 30 days to pay, bond or otherwise discharge any final judgment or order for payment of money in excess of $250,000.00 or Borrower fails within 30 days to pay, bond or otherwise discharge final judgments or orders for payment of money which exceed in the aggregate $250,000.00, or Borrower fails within 30 days to timely appeal or pay, bond or otherwise discharge any judgments or orders for payment of money which exceed, in the aggregate, $250,000.00 and which Borrower may appeal;

               (j) any default or event of default occurs under any other Indebtedness of Borrower to BOIA;

               (k) any Person levies on, seizes or attaches all or any material portion of the assets of Borrower and within 30 days thereafter Borrower shall not have dissolved such levy or attachment, as the case may be, and, if applicable, regained possession of such seized assets;

               (l)  an event or condition specified in Section 7.16 occurs or
                                                       ------------
exists and, as a result of such event or condition, together with all other such events or conditions, Borrower or any Related Person incurs or is reasonably likely to incur a liability to a Plan, a participant or the PBGC (or any combination of the foregoing) that is material in relation to the financial position of Borrower;

               (m)  any change in the senior management of Borrower shall occur;

               (n) the Parent shall cease to own beneficially, of record and either directly or indirectly, 100% of the issued and outstanding shares of capital stock of Borrower, or any "person" or "group" (within the meaning of Sections 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) shall become the "beneficial owner" (as defined in Rule 13d-3 under such act) of more than 50% of the total aggregate voting power of all classes of the voting stock of the Parent and/or warrants or options to acquire such stock, calculated on a fully diluted basis; or

               (o) any provision of this Agreement, the Note, the Security Agreement or any other Loan Document shall for any reason cease to be in full force and effect, or be declared null and void or unenforceable in whole or in part; or the validity or enforceability of any such document shall be challenged or denied.

     Section 8.2    Default Remedies.  Upon the occurrence of an Event of
                    ----------------
Default and provided that such Event of Default has not previously been cured by the Borrower, BOIA may (i) declare its commitment to make Advances hereunder to be terminated and/or declare the entire principal of and all interest accrued on the Note to be, and the Note, together with all other Obligations, shall thereupon become, forthwith due and payable, without any presentment, demand, protest, notice of protest and nonpayment, notice of acceleration or of intent to accelerate or other notice of any kind, all of which hereby are expressly waived, in which event Borrower shall immediately repay the entire principal amount of all outstanding Advances, together with all accrued but unpaid interest on the Note at the rate specified in Section 2.8(c), by borrowing such
                                              --------------
amount from the Lender pursuant to the Backup Gestation Agreement, or from any other source, and (ii) exercise any other right or remedy available at law or pursuant to any Loan Document. Notwithstanding the foregoing, if an Event of Default specified in Section 8.1(f), (g), (h) or (n) occurs, BOIA's
                        -------------------------------
commitment to make Advances hereunder shall automatically and immediately terminate and the Note and all other Obligations shall become automatically and immediately due and payable, both as to principal and interest, without any action by BOIA and without presentment, demand, protest, notice of protest and nonpayment, notice of acceleration or of intent to accelerate, or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding, and Borrower shall immediately repay the entire principal amount of all outstanding Advances, together with all accrued but unpaid interest on the Note at the rate specified in Section 2.8(c), by borrowing such amount from the Lender pursuant to the
   --------------
Backup Gestation Agreement, or from any other source.

     Section 8.3    Exercise of Default Remedies by BOIA Customers.  Borrower
                    ----------------------------------------------
acknowledges and agrees that the customers of BOIA (for whom it is acting as agent hereunder) shall have the right, upon the occurrence of an Event of Default, to exercise directly all of the default remedies made available to BOIA pursuant to this Agreement, including without limitation those set forth in
Section 8.2, subject to such customers' compliance with the conditions and
-----------
procedural requirements imposed under this Agreement.


                                  ARTICLE IX
                                  ----------

                                CONCERNING BOIA
                                ---------------

     Section 9.1    Indemnification.
                    ---------------

     (A) THE BORROWER WILL INDEMNIFY AND HOLD HARMLESS BOIA, BOIA'S DIRECTORS, OFFICERS, EMPLOYEES AND EACH PERSON, IF ANY, WHO IS DEEMED TO CONTROL BOIA (ANY AND ALL OF WHOM ARE REFERRED TO AS THE "INDEMNIFIED PARTY") FROM AND AGAINST ANY
                                        -----------------
AND ALL LOSSES, CLAIMS, DAMAGES AND LIABILITIES, JOINT OR SEVERAL (INCLUDING ALL LOSSES, CLAIMS, DAMAGES AND LIABILITIES RESULTING FROM THE NEGLIGENCE, BUT NOT THE GROSS NEGLIGENCE OF SUCH INDEMNIFIED PARTY IN CONNECTION WITH THE PREPARATION FOR OR DEFENSE OF ANY PENDING OR THREATENED CLAIM, ACTION OR PROCEEDING, WHETHER OR NOT RESULTING IN ANY LIABILITY), TO WHICH SUCH INDEMNIFIED PARTY MAY BECOME SUBJECT (WHETHER OR NOT SUCH INDEMNIFIED PARTY IS A PARTY THERETO) UNDER ANY APPLICABLE FEDERAL, STATE OR LOCAL LAW OR OTHERWISE CAUSED BY OR ARISING OUT OF, OR ALLEGEDLY CAUSED BY OR ARISING OUT OF, THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, INCLUDING WITHOUT LIMITATION, ANY LIABILITY OR PENALTY ARISING OUT OF ANY FACT OR CIRCUMSTANCE WHICH CAUSES THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 3.5 TO BE FALSE OR
                                                -----------
INCORRECT, EXCEPTING ONLY LOSSES, CLAIMS, DAMAGES OR LIABILITIES RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR FRAUD OF SUCH INDEMNIFIED PARTY.

     (b) Promptly after receipt by an Indemnified Party of notice of any claim, action or proceeding with respect to which an Indemnified Party is entitled to indemnity hereunder, such Indemnified Party will notify the Borrower of such claim or the commencement of such action or proceeding, provided that the
                                                        --------
failure of an Indemnified Party to give notice as provided herein shall not relieve the Borrower of its obligations under this Section 9.1 with respect to
                                                   -----------
such Indemnified Party, except to the extent that the Borrower is actually prejudiced by such failure. The Borrower will assume the defense of such claim, action or proceeding and will employ counsel reasonably satisfactory to the Indemnified Party and will pay the reasonable fees and expenses of such counsel. Notwithstanding the preceding sentence, the Indemnified Party will be entitled, at the expense of the Borrower, to employ counsel separate from counsel for the Borrower and for any other party in such action if the Indemnified Party reasonably determines that a conflict of interest or other reasonable basis exists which makes representation by counsel chosen by the Borrower not advisable, provided, that BOIA shall have the right to review all pleadings that
           --------
include the name of any Indemnified Party, provided further that the Borrower
                                           ----------------
shall not be obligated to pay for the fees and expenses of more than one counsel for all Indemnified Parties in respect of a particular controversy. In the event an Indemnified Party appears as a witness in any action or proceeding brought against the Borrower or any of its Subsidiaries (or any of its officers, directors or employees) in which an Indemnified Party is not named as a defendant, the Borrower agrees to reimburse such Indemnified Party for all reasonable expenses incurred by it (including reasonable fees and expenses of counsel) in connection with its appearing as a witness.

     SECTION 9.2    LIMITATION OF LIABILITY.  NEITHER BOIA NOR THE DIRECTORS,
                    -----------------------
OFFICERS, AGENTS OR EMPLOYEES OF BOIA SHALL BE LIABLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY IT OR THEM UNDER OR IN CONNECTION WITH THIS AGREEMENT, EXCEPT FOR SUCH ACTIONS TAKEN OR OMITTED TO BE TAKEN AS CONSTITUTE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF BOIA OR ITS DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO CLAIM OR RECOVER FROM BOIA OR ITS DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES ANY CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES; PROVIDED, THAT THE BORROWER IS NOT HEREBY WAIVING ANY RIGHT THAT IT MAY HAVE TO CLAIM OR RECOVER ANY ACTUAL OR DIRECT DAMAGES FROM SUCH PARTIES.


                                   ARTICLE X
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     Section 10.1   Notices.  Any notice of request required or permitted to be
                    -------
given under or in connection with this Agreement, the Note, the Security Agreement or the other Loan Documents (except as may otherwise be expressly required therein) shall be in writing and shall be mailed by first class or express mail or overnight messenger, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission, confirmed by mailing

(by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. All such communications shall be mailed, sent or delivered to the parties hereto at their respective addresses as follows:

     Borrower:      NVR Mortgage Finance, Inc.
                    7601 Lewinsville Road; Suite 302
                    McLean, Virginia 22102
                    Attention: Mr. William J. Inman
                    Telecopy: (703) 761-2030

     BOIA: Banc One Investment Advisors Corporation, acting as agent on behalf of its customers and not individually
                    1111 Polaris Parkway
                    P.O. Box 710211
                    Columbus, Ohio   43240
                    Attention: Securities Lending Portfolio Manager
                    Telecopy: (614) 213-4056

     Agent:         Bank One, Texas, N.A.
                    1900 Pacific Avenue, Sixth Floor
                    Dallas, Texas  75201
                    Attention: Ms. Gloria Sadler
                    Telecopy: (214) 290-6069

or at such other addresses or to such individual's or department's attention as any party may have furnished the other party in writing. Any communication so addressed and mailed shall be deemed to be given when so mailed, sent or delivered, except that communications given pursuant to Sections 2.4 and 6.9,
                                                        --------------------
Borrowing Requests and communications related thereto shall not be effective until actually received by BOIA or the Borrower, as the case may be, any communication mailed by first class mail shall be deemed to have been given on the third day following the day it is mailed, any communication sent by rapid transmission shall be deemed to be given when receipt of such transmission is confirmed, and any communication delivered in person shall be deemed to be given when receipted for, or actually received by, an officer of the Borrower or BOIA, as the case may be.

     Section 10.2   Amendments, Etc.
                    ----------------

     (a) No amendment or waiver of any provision of this Agreement, the Note, the Security Agreement or any other Loan Document, nor consent to any departure by the Borrower or by BOIA therefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement of such amendment, waiver or consent is sought, and any waiver or consent given shall be effective only in the specific instance and for the specific purpose for which it is given.

     (b)  Notwithstanding the terms of Section 10.2(a) to the contrary:
                                       ---------------

          (i) BOIA may, at any time and from time to time, without the consent of Borrower but effective upon thirty (30) days' prior written notice to Borrower, amend Schedule 1.2 to delete any Person which, in the sole discretion
                ------------
of BOIA, is no longer acceptable as an Investor; provided, that (A) any Investor with respect to which any proceeding of the types described in Sections 8.1(g)
                                                               ---------------
and (h) has been commenced shall, immediately upon notice to Borrower from BOIA,
    ---
be automatically deleted from Schedule 1.2 without the necessity for any other
                              ------------
action (including prior written notice of any duration to Borrower) by BOIA and
(B) upon any Investor being deleted from Schedule 1.2, Borrower shall not enter
                                         ------------
into any new Take-Out Commitments with such Investor;

          (ii) at any time and from time to time at the request of Borrower and with the consent of BOIA, Schedule 1.2 may be supplemented to include any
                              ------------
Person not then an Investor which, in the sole discretion of BOIA, is acceptable as an Investor; and

          (iii)     a schedule identical to Schedule 1.2 as attached to this
                                            ------------
Agreement from time to time, shall be attached to, and form a part of, the Backup Gestation Agreement at all times.

     Section 10.3   Invalidity.  In the event that any one or more of the
                    ----------
provisions contained in this Agreement, the Note, the Security Agreement or any other Loan Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of such document.

     Section 10.4   Survival of Agreements.  All covenants and agreements herein
                    ----------------------
and in any other Loan Document not fully performed before the date hereof or the date thereof, and all representations and warranties herein or therein, shall survive until payment in full of the Obligations.

     Section 10.5   Renewal, Extension or Rearrangement.  All provisions of this
                    -----------------------------------
Agreement and of the other Loan Documents shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Obligations originally represented by the Note or of any part of such other Obligations.

     Section 10.6   Waivers.  No course of dealing on the part of BOIA, or any
                    -------
of its officers, employees, consultants or agents, nor any failure or delay by BOIA with respect to exercising any right, power or privilege of BOIA under the Note, this Agreement, the Security Agreement or any other Loan Document shall operate as a waiver thereof, except as otherwise provided in Section 10.2(a).
                      ---------------

     Section 10.7   Cumulative Rights.  The rights and remedies of BOIA under
                    -----------------
the Note, this Agreement, the Security Agreement and any other Loan Document shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 10.8   Construction.  THIS AGREEMENT, THE NOTE, THE SECURITY
                    ------------
AGREEMENT AND EACH OTHER LOAN DOCUMENT IS A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS, AS SUCH LAWS ARE NOW IN EFFECT, EXCEPT AS OTHERWISE SPECIFIED HEREIN OR THEREIN, AND, WITH RESPECT TO USURY LAWS, IF ANY, APPLICABLE TO BOIA AND TO THE EXTENT ALLOWED THEREBY, AS SUCH LAWS MAY HEREAFTER BE IN EFFECT WHICH ALLOW A HIGHER MAXIMUM NONUSURIOUS INTEREST RATE THAN SUCH LAWS NOW ALLOW. TEX. REV. CIV. STAT. ANN. ART. 5069, CH. 15 (WHICH REGULATES CERTAIN REVOLVING LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTE.

     Section 10.9   Interest.  Any provisions herein, in the Note, or in any
                    --------
other Loan Document, or any other document executed or delivered in connection herewith, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, BOIA shall not in any event be entitled to receive or collect, nor shall or may amounts received hereunder be credited, so that BOIA shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the Person primarily obligated to pay the Note at the time in question. If any construction of this Agreement, the Note or any other Loan Document, or any and all other papers, agreements or commitments indicate a different right given to BOIA to ask for, demand or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this Agreement, the Note, and all other Loan Documents or other documents executed or delivered in connection herewith shall in all things comply with applicable law and proper adjustments shall automatically be made accordingly. In the event that BOIA shall ever receive, collect or apply as interest, any sum in excess of the maximum nonusurious rate permitted by applicable law (the "Maximum Rate"), if any, such excess amount
                                  ------------
shall be applied to the reduction of the unpaid principal balance of the Note, and if the same be paid in full, any remaining excess shall be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, if any, the Borrower and BOIA shall, to the maximum extent permitted under applicable law: (a) characterize any nonprincipal payment as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire term of the Note; provided that if the Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, the Person holding the Note shall refund to the Borrower the amount of such excess.

     To the extent that TEX. REV. CIV. STAT. ANN. art 5069 1.04, as amended (the "Act"), is relevant to the holder of the Note for purposes of determining the
 ---
Maximum Rate, each such holder elects to determine such applicable legal rate under the Act pursuant to the "indicated rate ceiling," from time to time in effect, as referred to and defined in article 1.04(a)(1) of the Act; subject, however, to the limitations on such applicable ceiling referred to and defined in article 1.04(b)(2) of the Act, and further subject to any right such holder may have subsequently, under applicable law, to change the method of determining the Maximum Rate.

     Section 10.10  Right of Offset.  The Borrower hereby grants to the Agent
                    ---------------
(as agent for, and for the benefit of, BOIA) and to any assignee of the Agent a right of offset, to secure the repayment of the Obligations, upon any and all monies, securities or other property of the Borrower, and the proceeds therefrom now or hereafter held or received by or in transit to such Person, from or for the account of the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special, time or demand, provisional or final) and credits of the Borrower, and any and all claims of the Borrower against such Person at any time existing. Upon the occurrence of any Event of Default, such Person is hereby authorized at any time and from time to time, without notice to the Borrower, to offset, appropriate, and apply any and all items hereinabove referred to against the Obligations. Notwithstanding anything in this Section 10.10 or elsewhere in
                                                   -------------
this Agreement to the contrary, neither the Agent (as agent for, and for the benefit of, BOIA) nor any assignee of the Agent shall have any right to offset, appropriate or apply any accounts of the Borrower which consist of escrowed funds (except and to the extent of any beneficiary interest of the Borrower in such escrowed funds) on deposit in accounts which accounts have been identified on the books and records of the Person with whom such accounts are maintained as containing escrowed funds.

     Section 10.11  Successors and Assigns; Confidentiality.  All covenants and
                    ---------------------------------------
agreements by or on behalf of the Borrower in this Agreement, the Note, the Security Agreement or any other Loan Documents shall bind the Borrower's successors and assigns and shall inure to the benefit of BOIA and its customers and their respective successors and assigns. The Borrower shall not, however, have the right to assign its rights under this Agreement or any interest herein, without the prior written consent of BOIA. BOIA may, in connection with any assignment or participation or proposed assignment or participation by BOIA, disclose to the actual or proposed assignee or participant any information relating to the Borrower furnished to BOIA by or on behalf of the Borrower; provided, that prior to any such disclosure, the actual or proposed assignee or
--------
participant shall agree to preserve the confidentiality of any

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information relating to the Borrower that has been identified in writing by the
Borrower to be confidential.

     Section 10.12  Consent to Jurisdiction.  The Borrower hereby agrees that
                    -----------------------
any action or proceeding under this Agreement or any other Loan Document may be commenced against it in any court of competent jurisdiction within the State of Texas, by service of process upon the Borrower by first-class registered or certified mail, return receipt requested, addressed to the Borrower at its address last known to BOIA. The Borrower agrees that any such suit, action, or proceeding arising out of or relating to this Agreement or any other Loan Document may be instituted in the courts of the State of Texas, or in the United States District Court for the Northern District of Texas, at the option of BOIA; and the Borrower hereby waives any objection to the venue of any such suit, action, or proceeding. Nothing herein shall affect the right of BOIA to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction or court.

     Section 10.13  Exhibits.  The exhibits and schedules attached to this
                    --------
Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and schedules and the provisions of this Agreement, the provisions of this Agreement shall prevail.

     Section 10.14  Titles of Articles and Sections.  All titles or headings to
                    -------------------------------
articles, sections, or other divisions of this Agreement or the exhibits and schedules hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     Section 10.15  Counterparts.  This Agreement may be executed in
                    ------------
counterparts, and it shall not be necessary that the signatures of each of the parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

     Section 10.16  ENTIRE AGREEMENT.  THE NOTE, THIS AGREEMENT, THE SECURITY
                    ----------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED AS OF EVEN DATE HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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

     Section 10.17  BOIA Representation.  BOIA represents and warrants that it
                    -------------------
has the power and requisite authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, and is duly authorized to, and has taken all action necessary to authorize it to, execute, deliver and perform this Agreement and the other Loan Documents to which it is a party.

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

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

BORROWER:                        NVR MORTGAGE FINANCE, INC.
--------


                                       By:_______________________________
                                       Name:_____________________________
                                       Title:____________________________

BOIA:                                  BANC ONE INVESTMENT ADVISORS CORPORATION,
----
ACTING AS AGENT FOR ITS CUSTOMERS AND NOT INDIVIDUALLY


                                       By:_______________________________
                                       Name:_____________________________
                                       Title:____________________________


The undersigned is a party to this Agreement solely for the purpose of acknowledging and agreeing to its rights and responsibilities as set forth herein.

                                       BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                       By:_______________________________
                                       Name:_____________________________
                                       Title:____________________________

Attachments:

Exhibit A                Form of Note
Exhibit B                Form of Borrowing Request
Exhibit C                Form of Release of Lien
Exhibit D                Form of Request for Release of Security Interest
Exhibit E                Form of Backup Gestation Agreement
Exhibit F                Form of Mortgage Document Delivery Request (Correction)
Exhibits G-1 and G-2     Form of Bailee Letter
Exhibit H                [Intentionally Omitted]
Exhibit I                Form of Custody Agreement
Exhibit J                Form of Security Agreement

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

Exhibit K                Form of Officer's Certificate
Exhibit L                Tax Allocation Agreement
Exhibit M                Affiliate Note
Exhibit N                Borrowing Base Report
Schedule 1.2             Investors
Schedule 5.10            Litigation
Schedule 5.22            Affiliate Agreements

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